                                                                    Exhibit 10.7


                                  OFFICE LEASE




                                  BR3 Partners,

                                  as "Landlord"

                                       and

                                   NetFix.Com,

                                   as "Tenant"

                                  OFFICE LEASE

                          SUMMARY OF BASIC LEASE TERMS
                          ----------------------------

       SECTION                           TERMS
  (LEASE REFERENCE)
          A.            Lease Reference Date:  October 27, 2000
                        ---------------------
    (Introduction)

          B.            Landlord:              BR3 Partners
                        ---------
    (Introduction)


          C.            Tenant:                NetFlix.com
                        -------
    (Introduction)

          D.            Premises:              That area consisting of approximately 25,070
                        ---------
    (Section 1.21)                             rentable square feet, the address of which is
                                               980 University Avenue, Building "B", within
                                               the Building as shown on Exhibit B.
                                                                        ---------

          E.            Project:               The land and improvements shown Exhibit A
                        --------                                               ---------
    (Section 1.22)                             consisting of one (1) building(s) the
                                               aggregate area of which is approximately
                                               66,400 rentable square feet.

          F.            Building               The building in which the Premises are
                        --------
    (Section 1.7)                              located known as 980 University Avenue, Los
                                               Gatos, CA containing approximately 66,400
                                               rentable square feet.

          G.            Tenant's Share:        37.76%
                        ---------------
    (Section 1.30)

          H.            Tenant's Allocated     66 parking stalls, 41 of which shall be
                        ------------------
    (Section 4.6)       Parking Stalls:        unreserved and non-exclusive, the remaining
                        ---------------
                                               25 shall be assigned stalls as shown as the
                                               crosshatched stalls on Exhibit "I".

          I.            Scheduled
                        ---------
    (Section 1.28)      Commencement Date:     November 1, 2000.
                        ------------------

          J.            Lease Term:            Sixty (60) calendar months (plus the partial
                        -----------
    (Section 1.18)                             month following the Commencement Date if such
                                               date is not the first day of the month)
                                               subject to early expiration as set forth in
                                               Section 4.9.

          K.            Based Monthly Rent:    Nov. 1, 2000 - Oct. 31, 2001     $ 125,350.00
                        -------------------
    (Section 3.1)                              Nov. 1, 2001 - Oct. 31, 2002     $ 130,364.00
                                               Nov. 1, 2002 - Oct. 31, 2003     $ 135,579.00
                                               Nov. 1, 2003 - Oct. 31, 2004     $ 141,002.00
                                               Nov. 1, 2004 - Oct. 31, 2005     $ 146,642.08

          L.            Prepaid Rent:          $125,350.00
                        -------------
    (Section 3.3)

          M.            Security Deposit:      $500,000.00 - cash (Section 3.5)
                        -----------------
(Sections 3.5 and 36)                          $500,000.00 - Letter of Credit
                                               (Section 3.6)

          N.            Premitted Use:         Offices
                        --------------

    (Section 4.1)

           O.            Permitted Tenant's
                         ------------------
    (Section 5.2)        Alterations Limit:       $5,000.00
                         ------------------

           P.            Direct Expenses:         See Article 8
                         ----------------
    (Section 8.1)

           Q.            Tenant's Liability
                         ------------------
    (Section 9.1)        Insurance Minimum:       $2,000,000.00
                         ------------------

           R.            Landlord's Address:      985 University Avenue
                         -------------------      Suite 12
    (Section 1.3)                                 Los Gatos, CA 95032


           S.            Tenant's Address:        970 University Avenue
                         -----------------        Los Gatos, CA 95032
    (Section 1.3)

           T.            Retained Real Estate
                         --------------------
    (Section 15.13)      Brokers:                Colliers Parrish
                         --------

           U.            Lease:                  This Office Lease includes the Summary of
                                                 the Basic Lease Terms, the Lease, and the
    (Section 1.17)                               following exhibits and addenda: Exhibit A
                                                                                 ---------
                                                 (site plan of the Project), Exhibit B
                                                                             ---------
                                                 (diagram of Premises shown as cross-hatched),
                                                 Exhibit C (Work Letter), Exhibit D
                                                 ---------                ---------
                                                 (Memorandum of Commencement Date), Exhibit E
                                                                                    ---------
                                                 (form of Subordination Agreement), Exhibit F
                                                                                    ---------
                                                 (Landlord Services), Exhibit G (Rules and
                                                                      ---------
                                                 Regulations), Exhibit H (Acknowledgement of
                                                               ---------
                                                 Early Expiration), and Exhibit I (Parking).
                                                                        ---------

     The foregoing Summary is hereby incorporated into and made a part of this Lease. Each reference in this Lease to any term of the Summary shall mean the respective information set forth above and shall be construed to incorporate all of the terms provided under the particular paragraph pertaining to such information. In the event of any conflict between the Summary and the Lease, the Summary shall control.

LANDLORD:                                       TENANT:


By: /s/ [ILLEGIBLE]                             By: /s/ W. Barry McCarthy, Jr.
  -------------------------------                  -----------------------------

Title: Managing Partner                         Title: CFO
      ---------------------------                     --------------------------

By:______________________________               By:_____________________________


Title:___________________________               Title:__________________________

Dated:  10/31/00                                Dated: October 31, 2000
      ---------------------------                     --------------------------

                                  OFFICE LEASE
                                  ------------

     This Office Lease ("Lease") is dated, for reference purposes only, as of the Lease Reference Date specified in Section A of the Summary of Basic Lease
                                      ---------
Terms ("Summary"), and is made by and between the party identified as Landlord in Section B of the Summary and the party identified as Tenant in Section C of
   ---------                                                      ---------
the Summary.

                                   ARTICLE 1
                                   ---------

                                  DEFINITIONS
                                  -----------

     1.1   General. Any initially capitalized term that is given a special
           -------
meaning by this Article 1, the Summary, or by any other provision of this Lease (including the exhibits attached hereto) shall have such meaning when used in this Lease or any addendum or amendment hereto unless otherwise clearly indicated by the context.

     1.2   Additional Rent. The term "Additional Rent" is defined in Section
           ---------------
3.2.

     1.3   Address for Notices. The term "Address for Notices" shall mean the
           -------------------
addresses set forth in Sections R and S of the Summary; provided, however, that
                       ----------     -
after the Commencement Date, Tenant's Address for Notices shall be the address of the Premises.

     1.4   Agents. The term "Agents" shall mean the following: (i) with respect
           ------
to Landlord or Tenant, the agents, employees, contractors and invitees of such party, and (ii) in addition with respect to Tenant, Tenant's subtenants and their respective agents, employees, contractors and invitees.

     1.5   Agreed Interest Rate. The term "Agreed Interest Rate" shall mean that
           --------------------
interest rate determined as of the time it is to be applied that is equal to the lesser of (i) the higher of five percent (5%) in excess of the discount rate established by the Federal Reserve Bank of San Francisco as it may be adjusted from time to time, or ten percent (10%) per annum, or (ii) the maximum interest rate permitted by Law.

     1.6   Base Monthly Rent. The term "Base Monthly Rent" shall mean the fixed
           -----------------
monthly rent payable by Tenant pursuant to Section 3.1 which is specified in Section K of the Summary.
---------

    1.7   Building. The term "Building" shall mean the building in which the
           --------
Premises are located which Building is identified in Section F of the Summary,
                                                     ---------
the rentable area of which is referred to herein as the "Building Rentable
Area."

     1.8   Commencement Date. The term "Commencement Date" is the date the Lease
           -----------------
Term commences, which term is defined in Section 2.2.

     1.9   Common Area. The term "Common Area" shall mean all areas and
           -----------
facilities within the Project that are not designated by Landlord for the exclusive use of Tenant or any other lessee or other occupant of the Project, including, without limitation, the parking areas, access and perimeter roads, pedestrian sidewalks, landscaped areas, trash enclosures, recreation areas and the like.

     1.10  Direct Expenses. The term "Direct Expenses" is defined in Section
           ---------------
8.2.

     1.11  Consumer Price Index. The term "Consumer Price Index" shall refer to
           --------------------
the Consumer Price Index, All Urban Consumers, subgroup "All Items", for the San Francisco-Oakland-San Jose metropolitan area (base year 1982-84 equals 100), which is presently being published monthly by the United States Department of Labor, Bureau of Labor Statistics. However, if this Consumer Price Index is changed so that the base year is altered from that used as of the commencement of the Lease Term, the Consumer Price Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics to obtain the same results that would have been obtained had the base year not been changed. If no conversion factor is available, or if the Consumer Price Index is otherwise changed, revised or discontinued for any reason, there shall be substituted in lieu thereof, and the term "Consumer Price Index" shall thereafter refer to, the most nearly comparable official price index of the United States government in order to obtain substantially the same result as would have been obtained had the original Consumer Price Index not been discontinued, revised or changed, which alternative index shall be selected by Landlord in its reasonable judgment.

     1.12  Effective Date. The term "Effective Date" shall mean the date the
           --------------
last signatory to this Lease whose execution is required to make it binding on the parties hereto shall have executed this Lease.

     1.13  Event of Tenant's Default. The term "Event of Tenant's Default" is
           -------------------------
defined in Section 13.1

     1.14  Hazardous Materials. The terms "Hazardous Materials" and "Hazardous
           -------------------
Materials Laws" are defined in Section 7.2E.

     1.15  Insured and Uninsured Peril. The terms "Insured Peril" and "Uninsured
           ---------------------------
Peril" are defined in Section 11.2E.

     1.16  Law(s). The term "Law(s)" shall mean any judicial decision, statute,
           ------
constitution, ordinance, resolution, regulation, rule, administrative order or other requirement of any municipal, county, state, federal or other governmental agency or authority having jurisdiction over the parties to this Lease or the Premises, or both, in effect either at the Effective Date or any time during the Lease Term.

     1.17  Lease. The term "Lease" shall mean the Summary and all elements of
           -----
this Lease identified in Section U of the Summary, all of which are attached
                         ---------
hereto and incorporated herein by this reference.

     1.18  Lease Term. The term "Lease Term" shall mean the term of this Lease.
           ----------
which shall commence on the Commencement Date and, unless sooner expiring or terminated pursuant to this Lease, shall continue for the period specified in Section J of the Summary.
---------

     1.19  Lender. The term "Lender" shall mean any beneficiary, mortgagee,
           ------
secured party, ground or underlying lessor, or other holder of any Security Instrument now or hereafter affecting the Project or any portion thereof.

     l.20  Permitted Use. The term "Permitted Use" shall mean the use specified
           -------------
in Section N of the Summary, and no other use shall be permitted.
   ---------

          1.21  Premises. The term "Premises" shall mean that space described in
                --------
Section D of the Summary that is within the Building.
---------

          1.22  Project. The term "Project" shall mean that real property and
                -------
the improvements thereon which are specified in Section E of the Summary, the
                                                ---------
aggregate rentable area of which is referred to herein as the "Project Rentable Area."

          1.23  Private Restrictions. The term "Private Restrictions" shall mean
                --------------------
all recorded covenants, conditions and restrictions, private agreements, reciprocal easement agreements, and any other recorded instruments affecting the use of the Premises and/or the Project which exist as of the Effective Date or which are recorded after the Effective Date.

          1.24  Real Property Taxes. The term "Real Property Taxes" is defined
                -------------------
in Section 8.3.

          1.25  Rent. The term "Rent" or "rent" shall mean, collectively, Base
                ----
Monthly Rent, Additional Rent and all other payments of money payable to Landlord under this Lease, whether or not such payments are specifically denominated as rent hereunder.

          l.26  Rentable Area. The term "Rentable Area" as used in this Lease
                -------------
shall mean, with respect to the Premises, the rentable square feet set forth in Section D of the Summary, and, with respect to the Project, the rentable square
---------
feet set forth in Section E of the Summary (subject to reformulation pursuant to
                  ---------
Section 1.32 below). Landlord and Tenant agree that (i) each has had an opportunity to determine to its satisfaction the actual area of the Project, the Building and the Premises, (ii) all measurements of area contained in this Lease are conclusively agreed to be correct and binding upon the parties, even if a subsequent measurement of any one of these areas determines that it is more or less than the amount of area reflected in this Lease, and (iii) any such subsequent determination that the area is more or less than shown in this Lease shall not result in a change in any way of the computations of rent, improvement allowances, or other matters described in this Lease where area is a factor.

          1.27  Rules and Regulations. The term "Rules and Regulations" shall
                ---------------------
mean the rules and regulations attached hereto as Exhibit G and any amendments
                                                  ---------
or supplements thereto and any additional rules and regulations, all as may be adopted and promulgated by Landlord from time to time.

          1.28  Scheduled Commencement Date. The term "Scheduled Commencement
                ---------------------------
Date" shall mean the date specified in Section 1 of the Summary.
                                       ---------

          1.29  Security Instrument. The term "Security Instrument" shall mean
                -------------------
any ground or underlying lease, mortgage or deed of trust which now or hereafter affects the Project (or any portion thereof), and any renewal, modification, consolidation, replacement or extension thereof.

          1.30  Summary. The term "Summary shall mean the Summary of Basic Lease
                -------
Terms executed by Landlord and Tenant that is part of this Lease.

          1.31  Tenant's Alterations. The term "Tenant's Alterations" shall mean
                --------------------
all improvements, additions, alterations and fixtures installed in the Premises by or for the benefit of Tenant following the Commencement Date which are not Trade Fixtures.

          1.32  Tenant's Share. The term "Tenant's Share" shall mean the
                --------------
percentage obtained by dividing Tenant's Rentable Area by the Project Rentable Area, which, as of the Effective Date, is the percentage identified in Section G
                                                                       ---------
of the Summary. In the event Landlord constructs other buildings on the Project, Landlord may, in Landlord's sole discretion, reformulate Tenant's Share, as to any or all of the items which comprise Direct Expenses, to reflect the rentable square footage of the Premises as a percentage of all rentable square footage of the Project. In the event Tenant's Share is reformulated in accordance with this
Section 1.32, Landlord shall promptly provide Tenant notice of such reformulation, together with a written statement showing in reasonable detail the manner in which Tenant's Share was reformulated and a List of all items of Direct Expenses which will be accounted for using the reformulated percentage. Any items of Direct Expenses to which the reformulated share is not applied shall be accounted for using the original Tenant's Share set forth in Section G
                                                                      ---------
of the Summary.

          1.33  Trade Fixtures. The term "Trade Fixtures" shell mean (i)
                --------------
Tenant's inventory, furniture, signs, business equipment and other personal property, and (ii) anything affixed to the Premises by Tenant at its expense for purposes of trade (except replacement of similar work or material originally installed by Landlord) which can be removed without material injury to the Premises unless such thing has, by the manner in which it is affixed, become an integral part of the Premises.

                                   ARTICLE 2
                                   ---------

                      DEMISE, CONSTRUCTION, AND ACCEPTANCE
                      ------------------------------------

          2.1   Demise of Premises. Landlord hereby leases to Tenant, and Tenant
                ------------------
hereby leases from Landlord, for the Lease Term upon the terms and conditions of this Lease, the Premises for Tenant's own use in the conduct of Tenant's business together with (i) the non-exclusive right to use the number of Tenant's Allocated Parking Stalls within the Common Area (subject to the limitations set forth in Section 4.6), and (ii) the non-exclusive right to use the Common Area for ingress to and egress from the Premises. Landlord reserves the use of the exterior walls, the roof and the area beneath and above the Premises, together with the right to install, maintain, use and replace ducts, wires, conduits and pipes leading through the Premises in locations which will not materially interfere with Tenant's use of the Premises.

          2.2   Commencement Date. If Landlord is not obligated to construct
                -----------------
improvements to the Premises prior to the Commencement Date pursuant to Section 2.3, then, on the Scheduled Commencement Date. Landlord shall deliver possession of the Premises to Tenant and the Lease Term shall commence on such date (and such date shall be referred to herein as the "Commencement Date"), subject to
Section 2.4. If Landlord is required to construct improvements to the Premises prior to the Commencement Date pursuant to Section 2.3, then the Scheduled Commencement Date shall be only an estimate of the actual Commencement Date, and the Lease Term shall begin on the first to occur of the following, which, subject to acceleration under the Work Letter attached hereto as Exhibit C,
                                                                 ---------
shall be the "Commencement Date": (i) the date Landlord offers to deliver possession of the Premises to Tenant following substantial completion of all improvements to be constructed by Landlord pursuant to Section 2.3 except for punchlist items which do not prevent Tenant from using the Premises for the Permitted Use, or (ii) the date Tenant enters into occupancy of the Premises. Tenant shall accept possession and enter into good faith occupancy of the entire Premises and commence the operation of its business therein within thirty (30) days after the Commencement Date. Promptly following the delivery of possession of the Premises by Landlord to Tenant, Landlord and Tenant shall together execute a Memorandum of Commencement Date in the form attached as Exhibit D,
                                                                  ---------
appropriately completed (but the failure to execute such Memorandum of Commencement Date shall not affect the Commencement Date or Tenant's obligations hereunder).

     2.3 Construction of Improvements. Landlord shall construct certain
         ----------------------------
improvements that shall constitute or become part of the Premises if required by, and then in accordance with, the terms of the Work Letter attached hereto as Exhibit C (and, if Exhibit C is left blank, then Landlord shall not be obligated
---------          ---------
to construct any improvement to the Premises). Except as specifically provided in Exhibit C attached hereto, Landlord shall have no obligation whatsoever to
   ---------
in any way alter or improve the Premises. Tenant acknowledges that it has had an opportunity to conduct, and has conducted, such inspections of the Premises as it deems necessary to evaluate its condition. Except as otherwise specifically provided herein, Tenant agrees to accept possession of the Premises in its then existing condition "as-is", including all patent and latent defects. Tenant's taking possession of any part of the Premises shall be deemed to be an acceptance by Tenant of any work of improvement done by Landlord in such part as complete and in accordance with the terms of this Lease, subject to Landlord's obligations, if any, under Exhibit C attached hereto.
                           ---------

     2.4 Delay in Delivery of Possession. If for any reason Landlord cannot
         -------------------------------
deliver possession of the Premises to Tenant on or before the Scheduled Commencement Date, Landlord shall not be subject to any liability therefor, and such failure shall not affect the validity of this Lease or the obligations of Tenant hereunder, but, in such case, Tenant shall not be obligated to pay Base Monthly Rent or Tenant's Share of Direct Expenses until the Commencement Date has occurred; provided, however, if Landlord cannot deliver possession of the Premises to Tenant on or before the date ("Outside Commencement Date") that is one hundred eighty (180) days following the Scheduled Commencement Date, Tenant shall have the right, as its sole and exclusive remedy, to terminate this Lease by providing Landlord with written notice thereof within five (5) days following the Outside Commencement Date (provided, however, in the event that Landlord's failure to deliver possession of the Premises to Tenant on or before the Outside Commencement Date is attributable, in whole or in part, to any action or inaction by Tenant or Tenant's Agents (including, without limitation, any Tenant Delay described in the Work Letter attached hereto as Exhibit C) or by reason of
                                                      ---------
any causes beyond the reasonable control of Landlord ("Force Majeure Delay"), the Outside Commencement Date shall be extended for the period of delay attributable to the action or inaction by Tenant or Tenant's Agents in question and/or the Force Majeure Delay in question, as applicable). In the event Tenant provides Landlord with written notice of termination within such five (5) day period, this Lease shall terminate upon such notice and Landlord shall promptly return to Tenant any deposits made by Tenant to Landlord under this Lease. In the event Tenant fails to provide Landlord with written notice of termination within such five (5) day period, this Lease shall continue in full force and effect.

     2.5 Early Occupancy. If Tenant enters or permits its Agents to enter the
         ---------------
Premises prior to the Commencement Date with the written permission of Landlord, it shall do so upon all of the terms of this Lease (including its obligations regarding indemnity and insurance) except those regarding the obligation to pay rent, which shall commence on the Commencement Date.

     2.6 Relocation. Intentionally deleted.
         ----------

     2.7 No Roof Rights. In no event shall Tenant have any rights whatsoever to
         --------------
use all or any portion of the roof of the Building without prior written approval from Landlord, which shall not be unreasonably withheld.

                                   ARTICLE 3
                                   ---------

                                      RENT
                                      ----

     3.1 Base Monthly Rent. Commencing on the Commencement Date and continuing
         -----------------
throughout the Lease Term, Tenant shall pay to Landlord the Base Monthly Rent set forth in Section K of the Summary.
             ---------

     3.2 Additional Rent. Commencing on the Commencement Date and continuing
         ---------------
throughout the Lease Term, Tenant shall pay the following as additional rent (the "Additional Rent"): (i) any late charges or interest due Landlord pursuant to Section 3.4; (ii) Tenant's Share of Direct Expenses as provided in Section 8.1; (iii) Landlord's share of any Transfer Consideration received by Tenant upon certain assignments and sublettings as required by Section 14.1; (iv) any legal fees and costs due Landlord pursuant to Section 15.9; and (v) any other sums or charges payable by Tenant pursuant to this Lease.

     3.3 Payment of Rent. Concurrently with Tenant's execution of this Lease,
         ---------------
Tenant shall pay to Landlord the amount set forth in Section L of the Summary as
                                                     ---------
prepayment of rent for credit against the first installment(s) of Base Monthly Rent. All rent required to be paid in monthly installments shall be paid in advance on the first day of each calendar month during the Lease Term. If Section K of the Summary provides that the Base Monthly Rent is to be increased
---------
during the Lease Term and if the date of such increase does not fall on the first day of a calendar month, such increase shall become effective on the first day of the next calendar month. All rent shall be paid in lawful money of the United States, without any abatement, deduction or offset whatsoever (except as specifically provided in Sections 11.4 and 12.3), and without any prior demand therefor. Rent shall be paid to Landlord at its address set forth in Section R
                                                                     ---------
the Summary, or at such other place as Landlord may designate from time to time. Tenant's obligation to pay Base Monthly Rent and Tenant's Share of Direct Expenses shall be prorated at the commencement and expiration of the Lease Term.

     3.4 Late Charge and Interest. Tenant acknowledges that late payment by
         ------------------------
Tenant to Landlord of Rent under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which is extremely difficult or impracticable to determine. Such costs include, but are not limited to, processing and accounting charges, late charges that may be imposed on Landlord by the terms of any Security Instrument, and late charges and penalties that may be imposed due to late payment of Real Property Taxes. Therefore, if any installment of Base Monthly Rent or any payment of Additional Rent or other rent due from Tenant is not received by Landlord in good funds by the applicable due date, Tenant shall pay to Landlord an additional sum equal to ten percent (10%) of the amount overdue as a late charge. The parties acknowledge that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. In no event shall this provision for a late charge be deemed to grant to Tenant a grace period or extension of time within which to pay any rent or prevent Landlord from exercising any right or remedy available to Landlord upon Tenant's failure to pay any rent due under this Lease in a timely fashion, including any right to terminate this Lease pursuant to Section 13.2C. If any rent remains delinquent for a period in excess of thirty (30) days then, in addition to such late charge, Tenant shall pay to Landlord interest on any rent that is not paid when due at the Agreed Interest Rate following the date such amount became due until paid.

     3.5 Security Deposit. Concurrently with its execution of this Lease, Tenant
         ----------------
shall deposit with Landlord the amount of cash set forth in Section M of the
                                                            ---------
Summary as partial security for the performance by Tenant of its obligations under this Lease, and not as prepayment of rent (the "Security Deposit"). Landlord may from time to time apply such portion of the Security Deposit as is necessary for the following purposes: (i) to remedy any default by Tenant in the payment of rent; (ii) to repair damage to the Premises caused by Tenant (iii) to clean the Premises upon the expiration or sooner termination of the Lease; and/or (iv) to remedy any other default of Tenant to the extent permitted by Law, including, without limitation, on account of damages owing to Landlord under Section 13.2, and, in this regard, Tenant hereby waives any restriction on the uses to which the Security Deposit may be put contained in California Civil Code Section 1950.7. In the event the Security Deposit or any portion thereof is so used, Tenant agrees to pay to Landlord promptly upon demand an amount in cash sufficient to restore the Security Deposit to the full original amount. Landlord shall not be deemed a trustee of the Security Deposit, may use the Security Deposit in business, and shall not be required to segregate it from its general accounts. Tenant shall not be entitled to any interest on the Security Deposit. If Landlord transfers the Premises during the Lease Term, Landlord may pay the Security Deposit to any transferee of Landlord's interest in conformity with the provisions of California Civil Code Section 1950.7 and/or any successor statute, in which event the transferring Landlord will be released from all liability for the return of the Security Deposit. If Tenant performs every provision of this Lease to be performed by Tenant, the unused portion of the Security Deposit shall be returned to Tenant (or the last assignee of Tenant's interest under this Lease) within fifteen (15) days following the expiration or sooner termination of this Lease and the surrender of the Premises by Tenant to Landlord in accordance with the terms of this Lease. If this Lease is terminated following an Event of Tenant's Default, the unpaid portion of the Security Deposit, if any, shall be returned to Tenant two (2) weeks after final determination of all damages due Landlord, and, in this respect, the provisions of California Civil Code Section 1950.7 are hereby waived by Tenant.

         3.6 Additional Security - Letter of Credit. As additional security for
             --------------------------------------
the performance of every provision of this Lease to be performed by Tenant, Tenant shall deposit with a Landlord concurrently with Tenant's execution and delivery of this Lease an unconditional, irrevocable sight draft letter of credit in the principal amount of $500,000.00 (as modified, amended and/or replaced, "Letter of Credit"), in form and content acceptable to Landlord (including, without limitation, a provision that any termination or cancellation thereof not be effective until at least ten (10) days after delivery of written notice to Landlord of such termination or cancellation) and drawn on a commercial lender acceptable to Landlord, having a term equal to (or being automatically renewable to) November 30, 2005, subject to the second paragraph of this Section 3.6 below. Upon any Event of Default, without waiver of any rights that Landlord may have under this Lease or at law or in equity as a result of an Event of Default, Landlord shall have the right to draw upon the Letter of Credit, in whole or in part, either prior to, concurrently with or after Landlord's application of all or any portion of the Security Deposit. If all or any portion of the Letter of Credit is drawn upon by Landlord hereunder, Tenant shall, within ten (10) days after written demand therefore, restore the Letter of Credit to its original amount (or if drawn upon in full, deliver to Landlord a replacement Letter of Credit), and Tenant's failure to do so shall constitute an Event of Default under this Lease. In addition, the failure at any time by Tenant to keep the Letter of Credit in full force and effect as required hereunder shall constitute an Event of Default under this Lease. In addition, the failure at any time by Tenant to keep the Letter of Credit in full force and effect as required hereunder shall constitute an Event of Default under this Lease.

     In the event that the Letter of Credit has an expiration date that is prior to November 30, 2005, and does not provide for automatic renewals through and including November 30, 2005, then, no later than thirty (30) days prior to each scheduled expiration date of the Letter of Credit, Tenant shall cause the Letter of Credit to be either extended for a period of at least one (1) year or replaced to the satisfaction of Landlord, such that the Letter of Credit shall remain in full force and effect and drawable by Landlord through and including November 30, 2005. If Landlord has not received any such extension or replacement on or before the date that is thirty (30) days prior to the then-scheduled expiration date of the Letter of Credit, Landlord shall be entitled to draw down on the Letter of Credit in full, and the funds so drawn by Landlord shall be added to the Security Deposit then-held by Landlord under this Lease and shall thereafter be held by Landlord as part of such Security Deposit, subject to and in accordance with the terms and conditions of this Section 3.5 above.

                                   ARTICLE 4
                                   ---------

                                USE OF PREMISES
                                ---------------

     4.1  Limitation on Use. Tenant shall use the Premises solely for the
          -----------------
Permitted Use specified in Section N of the Summary and for no other purpose
                           ---------
whatsoever without the prior written consent of Landlord, which consent may be withheld and/or conditioned by Landlord in its sole and absolute discretion. Tenant shall not do anything in or about the Premises which will (i) cause structural injury to the Building, or (ii) cause damage to any part of the Building except to the extent reasonably necessary for the installation of Tenant's Trade Fixtures and Tenant's Alterations, and then only in a manner which has been first approved by Landlord in writing. Tenant shall not operate any equipment within the Premises which will (i) materially damage the Building or the Common Area, (ii) overload existing electrical systems or other mechanical equipment servicing the Building, (iii) impair the efficient operation of the sprinkler system or the heating ventilating or air conditioning ("HVAC") equipment within or servicing the Building, or (iv) damage, overload or corrode the sanitary sewer system. Tenant shall not attach, hang or suspend anything from the ceiling, roof, walls or columns of the Building or set any load on the floor in excess of the load limits for which such items are designed nor operate hard wheel forklifts within the Premises. Any dust, fumes, or waste products generated by Tenant's use of the Premises shall be contained and disposed so that they do not (i) create an unreasonable fire or health hazard,
(ii) damage the Premises, or (iii) result in the violation of any Laws. Tenant shall not change the exterior of the Building or install any equipment or antennas on or make any penetrations of the exterior or roof of the Building. Tenant shall not commit any waste in or about the Premises, and Tenant shall keep the Premises in a neat, clean, attractive and orderly condition, free of any nuisances. If Landlord designates a standard window covering for use throughout the Building, Tenant shall use this standard window covering to cover all windows in the Premises. Tenant shall not conduct on any portion of the Premises or the Project any sale of any kind, including, without limitation, any public or private auction, fire sale, going-out-of-business sale, distress sale or other liquidation sale.

     4.2  Compliance with Regulations. Tenant shall not use the Premises in any
          ---------------------------
manner which violates any Laws or Private Restrictions which affect the Premises. Tenant shall abide by and promptly observe and comply with all Laws and Private Restrictions. Tenant shall not use the Premises in any manner which will cause a cancellation of any insurance policy covering the Premises, the Building, Tenant's Alterations or any improvements installed by Landlord at its expense or which poses an unreasonable risk of damage or injury to the Premises. Tenant shall not sell, or permit to be kept, used, or sold in or about the Premises any article which may be prohibited by the standard form of fire insurance policy. Tenant shall comply with all reasonable requirements of any insurance company, insurance underwriter or Board of Fire Underwriters which are necessary to maintain the insurance coverage carried by either Landlord or Tenant pursuant to this Lease.

     4.3  Outside Areas. No materials, supplies, tanks or containers, equipment,
          -------------
finished products or semi-finished products, raw materials, inoperable vehicles or articles of any nature shall be stored upon or permitted to remain outside of the Premises.

     4.4  Signs. Tenant shall not place on any portion of the Premises any sign,
          -----
placard, lettering in or on windows, banner, displays or other advertising or communicative material which is visible from the exterior of the Building without the prior written approval of Landlord. All such approved signs shall strictly conform to all Laws, Private Restrictions, and any sign criteria established by Landlord for the Building from time to time, and shall be installed at the expense of Tenant. Tenant shall maintain such signs in good condition and repair, and, upon the expiration or sooner termination of this Lease, remove the same and repair any damage caused thereby, all at its sole cost and expense and to the reasonable satisfaction of Landlord.

     4.5  No Light, Air or View Easement. Any diminution or shutting off of
          ------------------------------
light, air or view by any structure which may be erected on the Project or any lands adjacent to the Project shall in no way affect this Lease or impose any liability on Landlord.

     4.6  Parking. Tenant is allocated and shall have the non-exclusive right to
          -------
use the non-exclusive parking spaces located within the Project from time to time, for its use and the use of Tenant's Agents, in common with other tenants of the Project, up to, but not exceeding, the lesser of (i) the number of allocated parking spaces set forth in Section H of the Summary, or (ii) the
                                      ---------
Tenant's Share of the non-exclusive parking spaces available for use within the Project from time to time (which as of the Effective Date is the percentage set forth in Section G of the Summary), the location of which parking spaces may be
         ---------
designated from time to time by Landlord. Tenant shall not at any time use more parking spaces than the number so allocated to Tenant or park its vehicles or the vehicles of others in any portion of the Project not designated by Landlord as a non-exclusive parking area. Tenant shall not have the exclusive right to use any specific parking space. If Landlord grants to any other tenant the exclusive right to use any particular parking space(s), Tenant shall not use such spaces. Tenant shall not park or store vehicles at the Project for more that (24) hours without the Landlord's written consent in Landlord's sole and absolute discretion. Such unauthorized vehicles may be towed at Tenant's expense. Landlord reserves the right, after having given Tenant reasonable notice, to have any vehicles owned by Tenant or Tenant's Agents utilizing parking spaces in excess of the parking spaces allowed for Tenant's use to be towed away at Tenant's cost. All trucks and delivery vehicles shall be (i) parked in such areas as Landlord may designate from time to time, (ii) loaded and unloaded in a manner which does not interfere with the businesses of other occupants of the Project, and (iii) permitted to remain on the Project only so long as is reasonably necessary to complete loading and unloading. In the event Landlord elects or is required by any Law to limit or control parking in the Project, whether by validation of parking tickets or any other method of assessment, Tenant agrees to participate in such validation or assessment program under such rules and regulations as are from time to time established by Landlord.

     4.7  Rules and Regulations. Landlord may from time to time promulgate such
          ---------------------
Rules and Regulations applicable to the Project and/or the Building as Landlord may, in its sole discretion, deem necessary or appropriate for the care and orderly management of the Project and the safety of its tenants and invitees. Such Rules and Regulations shall be binding upon Tenant upon delivery of a copy thereof to Tenant, and Tenant agrees to abide by such Rules and Regulations. If there is a conflict between the Rules and Regulations and any of the provisions of this Lease, the provisions of this Lease shall prevail. Landlord shall not be responsible for the violation by any other tenant of the Project of any such Rules and Regulations.

     4.8   Telecommunications. The use of the Premises by Tenant for the
           ------------------
Permitted Use specified in Section N of the Summary shall not include using the
                           ---------
Premises to provide telecommunications services (including, without limitation, Internet connections) to third parties, it being intended that Tenant's telecommunications activities within the Premises be strictly limited to such activities as are incidental to general office use.

     4.9   Early Expiration of Lease Term. Tenant acknowledges that Landlord has
           ------------------------------
granted to UltraCard an option to lease the Premises commencing on November 1, 2003. Notwithstanding any provision contained in this Lease to the contrary, in the event that UltraCard exercises such option, Landlord shall have the right to cause this Lease to expire on October 31, 2003 ("Early Expiration Date"), by providing Tenant written notice ("Early Expiration Notice") of such early expiration no later than five (5) months prior to the Early Expiration Date. In the event Landlord provides Tenant with the Early Expiration Notice, any and all provisions of this Lease regarding expiration of the Lease, vacation and delivery of the Premises shall apply, including, but not limited to Sections
15.2 and 15.3; provided, however, the expiration date for the Lease Term shall be the Early Expiration Date. Within ten (10) days of delivery of the Early Expiration Notice Tenant shall execute and deliver to Landlord an acknowledgement of the Early Expiration Date in the form attached hereto as Exhibit H ("Early Expiration Acknowledgement"). In the event Tenant fails to
---------
timely deliver the Early Expiration Acknowledgement, Tenant shall be in material default of this Lease and Landlord shall be permitted any and all remedies set forth in Section 13 of this Lease.

/s/ McCarthy                                                 /s/ [ILLEGIBLE]
---------------------                                        -------------------
Tenant's Initials                                            Landlord's Initials

                                    ARTICLE 5

                         TRADE FIXTURES AND ALTERATIONS
                         ------------------------------

     5.1   Trade Fixtures. Throughout the Lease Term, Tenant may provide and
           --------------
install, and shall maintain in good condition, any Trade Fixtures required in the conduct of its business in the Premises; provided, however, if the installation of any Trade Fixtures will necessitate the making of any Tenant's Alterations, then Tenant shall not be permitted to make such installation unless and until the applicable Tenant's Alterations have been approved by Landlord pursuant to Section 5.2. All Trade Fixtures shall remain Tenant's property.

     5.2   Tenant's Alterations. Construction by Tenant of Tenant's Alterations
           --------------------
shall be governed by the following:

           A. Tenant shall not construct any Tenant's Alterations or otherwise alter the Premises without Landlord's prior written approval, which approval may be withheld and/or conditioned by Landlord in its sole and absolute discretion. Tenant shall be entitled, without Landord's prior approval, to make Tenant's Alterations (i) which do not affect the structural or exterior pans or water tight character of the Building, (ii) do not affect the HVAC, electrical, plumbing or life safety systems of the Building, and (iii) the reasonably estimated cost of which, plus the original cost of any part of the Premises removed or materially altered in connection with such Tenant's Alterations, together do not exceed the Permitted Tenant Alterations Limit specified in Section O of the Summary per work of improvement (and, for purposes thereof, all
---------
work performed or commenced within a six (6) month period shall he considered a single work of improvement). In the event Landlord's approval for any Tenant's Alterations is required, Tenant shall not construct the Tenant's Alterations until Landlord has approved in writing the plans and specifications therefor, and such Tenant's Alterations shall be constructed substantially in compliance with such approved plans and specifications by a licensed contractor first approved by Landlord. All Tenant's Alterations constructed by Tenant shall be constructed by a reputable licensed contractor (approved in writing by Landlord) in accordance with all Laws using new materials of good quality.

           B. Tenant shall not commence construction of any Tenant's Alterations until (i) all required governmental approvals and permits have been obtained, (ii) all requirements regarding insurance imposed by this Lease have been satisfied, (iii) Tenant has given Landlord at least five (5) day's prior written notice of its intention to commence such construction, and (iv) if requested by Landlord, Tenant has obtained contingent liability and broad form builders, risk insurance in an amount reasonably satisfactory to Landlord if there are any perils relating to the proposed construction not covered by insurance carried pursuant to Article 9.

           C. All Tenant's Alterations shall remain the property of Tenant during the Lease Term but shall not be altered or removed from the Premises. At the expiration or sooner termination of the Lease Term, all Tenant's Alterations shall be surrendered to Landlord as part of the realty and shall then become Landlord's property, and Landlord shall have no obligation to reimburse Tenant for all or any portion of the value or cost thereof; provided, however, Landlord expressly reserves the right to require Tenant to remove any Tenant's Alterations. prior to the expiration or sooner termination of the Lease Term by providing Tenant with written notice thereof prior to or upon such expiration or sooner termination.

     5.3   Alterations Required by Law. Tenant shall, at its sole cost and
           ----------------------------
expense, make any alteration, addition or change of any sort to the Premises, the Building and the Project, that is required by any Law because of (i) Tenant's particular use or change of use of the Premises; (ii) Tenant's application for any permit or governmental approval; (iii) Tenant's construction or installation of any Tenant's Alterations or Trade Fixtures; or (iv) an Event of Tenant's Default. Any such alterations, additions or changes shall be made by Tenant in accordance with and subject to the provisions of Section 5.3. Any other alteration, addition, or change required by Law which is not the responsibility of Tenant pursuant to the foregoing shall be made by Landlord (subject to Landlord's right to reimbursement from Tenant specified in Section 5.4).

     5.4   Amortization of Certain Capital Improvements. Tenant shall pay as
           --------------------------------------------
Additional Rent in the event Landlord reasonably elects or is required to make any of the following kinds of capital improvements to the Project and the cost thereof is not reimbursable as a Direct Expense or is not the responsibility of Tenant pursuant to Section 5.3: (i) capital improvements required to be constructed in order to comply with any Laws (excluding any Hazardous Materials
Laws) not in effect or applicable to the Project as of the Effective Date; (ii) modification of existing or construction of additional capital improvements or building service equipment for the purpose of reducing the consumption of utility services or Direct Expenses; (iii) replacement of capital improvements or building service equipment existing as of the Effective Date when required because of normal wear and tear; and (iv) restoration of any part of the Project that has been damaged by any peril to the extent the cost thereof is not covered by insurance proceeds actually recovered by Landlord up to a maximum amount per occurrence of ten percent (10%) of the then replacement cost of the Project. The amount of Additional Rent Tenant is to pay with respect to each such capital improvement shall be determined as follows:

           A. All costs paid by Landlord to construct such improvements (including financing costs) shall be amortized over the useful life of such improvement (as reasonably determined by Landlord in accordance with generally accepted accounting principles) with interest on the unamortized balance at the then prevailing market rate Landlord would pay if it borrowed funds to construct such improvements from an institutional lender, and Landlord shall inform Tenant of the monthly amortization payment required to so amortize such costs, and shall also provide Tenant with the information upon which such determination is made; and

          B. As Additional Rent, Tenant shall pay at the same time the Base Monthly Rent is due an amount equal to Tenant's Share of such monthly amortization payment for each month after such improvements are completed until the first to occur of (i) the expiration of the Lease Term (as it may be extended), or (ii) the end of the term over which such costs were amortized.

     5.5  Mechanic's Liens. Tenant shall keep the Project free from any liens
          ----------------
and shall pay when due all bills arising out of any work performed, materials furnished, or obligations incurred by or at the direction of Tenant or Tenant's Agents relating to the Project. If Tenant fails to cause the release of record of any lien(s) filed against the Project (or any portion thereof) or its leasehold interest therein by payment or posting of a proper bond within ten
(10) days from the date of the lien filing(s), then Landlord may, at Tenant's expense, cause such lien(s) to be released by any means Landlord deems proper, including, but not limited to, payment of or defense against the claim giving rise to the lien(s). All sums disbursed, deposited or incurred by Landlord in connection with the release of the lien(s) shall be due and payable by Tenant to Landlord on demand by Landlord, together with interest at the Agreed Interest Rate from the date of demand until paid by Tenant.

     5.6  Taxes on Tenant's Property. Tenant shall pay before delinquency any
          --------------------------
and all taxes, assessments, license fees and public charges levied, assessed or imposed against Tenant or Tenant's estate in this Lease or the property of Tenant situated within the Premises which become due during the Lease Term, including, without limitation, Tenant's Alterations and Trade Futures. If any tax or other charge is assessed by any governments agency because of the execution of this Lease, such tax shall be paid by Tenant. On demand by Landlord, Tenant shall furnish Landlord with satisfactory evidence of these payments.

                                   ARTICLE 6
                                   ---------

                             REPAIR AND MAINTENANCE
                             ----------------------

     6.1  Tenant's Obligation to Maintain. By taking possession of the Premises,
          -------------------------------
Tenant shall be deemed to have accepted the Premises as being in good, sanitary order, condition and repair. Tenant shall, at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair, damage thereto from causes beyond the control of Tenant and ordinary wear and tear excepted. Tenant shall upon the expiration or sooner termination of this Lease hereof surrender the Premises in the condition described in Section 15.2. Except as specifically provided in an addendum, if any, to this Lease, Landlord shall have no obligation whatsoever to alter, remodel, improve, decorate or paint the Premises or any part thereof and the parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the Building except as expressly herein set forth.

     6.2  Landlord's Obligation to Maintain. Landlord shall repair and maintain,
          ---------------------------------
in reasonably good condition, except as provided in Sections 11.2 and 12.3, the following: (i) the structural components of the Building, (ii) the Common Area of the Building, and (iii) the electrical, life safety, plumbing, sewage and HVAC systems serving the Building, installed or furnished by Landlord except to the extent such items exclusively serve the Premises. It is an express condition precedent to all Landlord's obligations to repair and maintain that Tenant shall have first notified Landlord in writing of the need for such repairs and maintenance. The cost of such maintenance, repair and services shall be included as part of Direct Expenses unless such maintenance, repairs or services are necessitated, in whole or in part, by the act, neglect, fault or omission of Tenant or Tenant's Agents, or such services are to be a separate charge to Tenant as described on Exhibit F, in which case Tenant shall pay to Landlord the cost of such maintenance, repairs and services within ten (10) days following Landlord's written demand therefor. Tenant hereby waives all rights provided for by the provisions of Sections 1941 and 1942 of the California Civil Code and any present or future Laws regarding Tenant's right to make repairs at the expense of Landlord and/or to terminate this Lease because of the condition of the Premises.

     6.3  Control of Common Area. Landlord shall at all times have exclusive
          ----------------------
control of the Common Area. Landlord shall have the right, exercisable in its sole and absolute discretion and without the same constituting an actual or constructive eviction and without entitling Tenant to any abatement of rent, to:
(i) close any part of the Common Area to whatever extent required in the opinion of Landlord's counsel to prevent a dedication thereof or the accrual of any prescriptive rights therein; (ii) temporarily close the Common Area to perform maintenance or for any other reason deemed sufficient by Landlord; (iii) change the shape, size, location and extent of the Common Area; (iv) eliminate from or add to the Project any land or improvement, including multi-deck parking structures; (v) make changes to the Common Area, including, without limitation, changes in the location of driveways, entrances, passageways, doors and doorways, elevators, stairs, restrooms, exits, parking spaces, parking areas, sidewalks or the direction of the flow of traffic and the site of the Common Area; (vi) remove unauthorized persons from the Project; and/or (vii) change the name or address of the Building or Project. Tenant shall keep the Common Area clear of all obstructions created or permitted by Tenant. If, in the opinion of Landlord, unauthorized persons are using any of the Common Area by reason of the presence of Tenant in the Building, Tenant, upon demand of Landlord, shall restrain such unauthorized use by appropriate proceedings. In exercising any such rights regarding the Common Area, (i) Landlord shall make a reasonable effort to minimize any disruption to Tenant's business, and (ii) Landlord shall not exercise its rights to control the Common Area in a manner that would materially interfere with Tenant's use of the Premises without first obtaining Tenant's consent, which consent shall not be unreasonably withheld, conditioned or delayed.

                                   ARTICLE 7
                                   ---------

                          WASTE DISPOSAL AND UTILITIES

     7.1  Waste Disposal. Tenant shall store its waste either inside the
          --------------
Premises or within outside trash enclosures provided by Landlord

     7.2  Hazardous Materials. Landlord and Tenant agree as follows with respect
          -------------------
to the existence or use of Hazardous Materials in, on or about the Project;

          A. Except as otherwise permitted pursuant to Section 7.2C below, any handling, transportation, storage, treatment, disposal or use of Hazardous Materials by Tenant and Tenant's Agents after the Effective Date in or about the Project is strictly prohibited. Tenant shall indemnify, defend upon demand with counse1 reasonably acceptable to Landlord and hold harmless Landlord from and against any liabilities, losses, claims, damages, lost profits, consequential damages, interest, penalties, fines, monetary sanctions, attorneys' fees, experts' fees, court costs, remediation costs, investigation costs, and other expenses which result from or arise in any manner whatsoever out of the use, storage, treatment, transportation, release, or disposal of any Hazardous Materials on or about the Project caused or permitted by Tenant or Tenant's Agents.

          B. If the presence of Hazardous Materials in, on or about the Project caused or permitted by Tenant or Tenant's Agents results in contamination or deterioration of water or soil resulting in a level of contamination greater than the levels established as acceptable by any governmental agency having jurisdiction over such contamination, then Tenant shall promptly take any and all action necessary to investigate and remediate such contamination if required by Law or as a condition to the issuance or continuing effectiveness of any governmental approval which relates to the use of the Project or any part thereof. Tenant shall further be solely responsible for, and shall defend indemnify and hold Landlord and its Agents harmless from and against, all claims, costs and liabilities, including, without limitation, attorneys' fees and costs, arising out of or in connection with any investigation and remediation required hereunder to return the Project to its condition existing prior to the appearance of such Hazardous Materials.

          C. Tenant shall give written notice to Landlord as soon as reasonably practicable of (i) any communication received from any governmental authority concerning Hazardous Materials which relates to the Project, and (ii) any contamination of the Project by Hazardous Materials which constitutes a violation of any Hazardous Materials Laws. Tenant may use small quantities of household chemicals such as adhesives, lubricants and cleaning fluids in order to conduct its business at the Premises and such other Hazardous Materials as are reasonably necessary for the operation of Tenant's business of which Landlord receives notice prior to such Hazardous Materials being brought onto the Premises and which Landlord consents in writing may be brought onto the Premises. At any time during the Lease Term, Tenant shall within five (5) days after written request therefor received from Landlord, disclose in writing all Hazardous Materials that are being used by Tenant in, on or about the Project, the nature of such use, and the manner of storage and disposal.

          D. Landlord may cause testing wells to be installed on the Project, and may cause the ground water to be tested to detect the presence of Hazardous Materials by the use of such tests as are then customarily used for such purposes. If Tenant so requests, Landlord shall supply Tenant with copies of such test results. The cost of such tests and of the installation, maintenance, repair and replacement of such wells shall be paid by Tenant if such tests disclose the existence of facts which give rise to liability of Tenant pursuant to its indemnity given in Section 7.2A and/or Section 7.2B.

          E. As used herein, the term "Hazardous Materials" means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or the United States government. The term "Hazardous Materials" includes, without limitation, petroleum products, asbestos, PCB's, and any material or substance which is (i) listed under Article 9 or defined as hazardous or extremely hazardous pursuant to Article 11 of Title 22 of the California Administrative Code, Division 4, Chapter 20, (ii) deemed as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq. (42 U.S.C. 6903), or (iii) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S C. 9601 et seq. (42 U.S.C. 9601). As used herein, the term "Hazardous Material Law(s)" shall mean any statute, law, ordinance, or regulation of any governmental body or agency (including the U.S. Environmental Protection Agency, the California Regional Water Quality Control Board, and the California Department of Health Services) which regulates the use, storage, release or disposal of any Hazardous Materials.

          F. The obligations of Landlord and Tenant under this Section 7.2 shall survive the expiration or earlier termination of the Lease Term. The rights and obligations of Landlord and Tenant with respect to issues relating to Hazardous Materials are exclusively established by this Section 7.2. In the event of any inconsistency between any other part of this Lease and this Section 7.2, the terms of this Section 7.2 shall control.

     7.3  Utilities and Services. Tenant shall be solely responsible for
          ----------------------
procuring and contracting directly for all water, gas, electricity, sewer service, waste pick-up, janitorial service, telephone and other telecommunications services and all other utilities and services necessary for Tenant's use and occupancy of the Premises, and Landlord shall have no responsibility whatsoever to procure or provide any such utilities or services. Tenant shall pay, prior to delinquency, directly to the appropriate supplier thereof, all charges (including taxes) for all such utilities and services; provided, however, if any such utilities or services are not separately metered, then Landlord, at its election, may (a) periodically charge Tenant, as Additional Rent, a sum equal to Landlord's reasonable estimate of the cost of such utilities or services, or (b) install a separate meter (at Tenant's expense) to measure such utilities or services and periodically charge Tenant, as Additional Rent, a sum equal to the cost of Tenant's use of such utilities or services as measured by such separate meter. Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall rent be abated by reason of, any failure or interruption of any such utilities or services. No such failure or interruption shall be deemed an eviction, actual or constructive, of Tenant or entitle Tenant to terminate this Lease or withhold Rent due hereunder.

     7.4  Intentionally Deleted.
          ---------------------

     7.5  Compliance with Regulations. Tenant shall comply with all rules,
          ---------------------------
regulations and requirements promulgated by national, state or local governmental agencies or utility suppliers concerning the use of utility services, including, without limitation, any rationing, limitation or other control, together with all rules, regulations and requirements promulgated by Landlord from time to time to conserve utilities and/or reduce utilities costs. Tenant shall not be entitled to terminate this Lease nor to any abatement in rent by reason of such compliance.

     7.6  Window Treatments. Landlord reserves the right, exercisable in its
          -----------------
sole and absolute discretion, to install and/or apply any treatments to the interior and/or exterior surfaces of any windows of the Premises as Landlord may from time to time desire.

                                   ARTICLE 8
                                   ---------

                                DIRECT EXPENSES
                                ---------------

     8.1  Tenant's Obligation to Reimburse. As Additional Rent, Tenant shall pay
          --------------------------------
Tenant's Share (specified in Section G of the Summary) of the amount of Direct
                             ---------
Expenses paid or incurred in any calender year. The following provision shall apply to the foregoing obligation of Tenant:

          A. Payment shall be made by whichever of the following methods is from time to time designated by Landlord, and Landlord reserves the right to change the method of payment at any time in its sole and absolute discretion. After each calendar year during the Lease Term, Landlord may invoice Tenant for Tenant's Share of the Direct Expenses for such calendar year, and Tenant shall pay such amounts so invoiced within five (5) days after receipt of such notice. Alternatively, (i) Landlord shall deliver to Tenant Landlord's reasonable estimate of the Direct Expenses it anticipates will be paid or incurred for the calendar year in question; (ii) during such calendar year, Tenant shall pay such Tenant's Share of the estimated Direct Expenses in advance in equal monthly installments due with each installment of Base Monthly Rent; and (iii) within one hundred twenty (120) days after the end of such calendar year (or as soon thereafter as is reasonably practical), Landlord shall furnish to Tenant a statement in reasonable detail of the actual Direct Expenses for the just ending calendar year. If Tenant's estimated payments are less than Tenant's Share of actual Direct Expenses as shown by the applicable statement. Tenant shall pay the difference to Landlord within fifteen (15) days after delivery of such statement. If Tenant shall have overpaid Tenants Share of actual Direct Expenses, then Landlord shall credit such over payment toward Tenants next installment payment of Tenant's Share of estimated Direct Expenses. When the final determination is made of Tenant's Share of actual Direct
Expenses for the calendar year in which this Lease expires or sooner terminates, Tenant shall, even though this Lease has terminated, pay the difference to Landlord within fifteen (15) days after delivery of the final statement. Conversely, any overpayment by Tenant shall be rebated by Landlord to Tenant concurrently with the delivery of such final statement.

                    B. Within sixty (60) days after the date of Tenant's receipt of Landlord's statement of actual Direct Expenses for any calender year, Tenant may give Landlord written notice of its intent to review records, invoices and receipts relating to the actual Direct Expenses for such calender year. Tenant shall provide Landlord with at least ten (10) days prior written notice of the date upon which it intends to review such records, invoices and receipts. The review shall be performed during normal business hours at Landlord's principal place of business or such other location as may be designated by Landlord, and shall be performed at Tenant's sole cost and expense. Promptly following Tenant's review of such records, invoices and receipts, Tenant shall provide Landlord with a copy of the results of such review and Tenant's conclusions regarding any overstatement or understatement by Landlord of actual Direct Expenses for such calendar year. If Landlord disputes Tenant's conclusions regarding any such overstatement or understatement, Landlord shall select a certified public accountant (which accountant may be Landlord's accountant) ("Auditor") to review the accuracy of Tenant's determination. During such Auditor's review, Tenant shall continue to pay, without abatement or offset, all Base Monthly Rent and Additional Rent (as calculated by Landlord) payable by Tenant under this Lease. Tenant shall be responsible for the cost and expense of such audit unless (a) the Auditor finds greater than an overall five (5%) discrepancy resulting in overpayment by Tenant, and (b) there is not a commercially reasonable justification for Landlord's determinations. The Auditor's decision shall be final and binding on the parties. In the event Tenant fails to object in writing to Landlord's determination of actual Direct Expenses within sixty (60) days following delivery of Landlord's statement, Landlord's determination of actual Direct Expenses for the applicable calendar year shall be conclusive and binding on Tenant and any future claims to the contrary shall be barred.

          8.2  Direct Expenses Defined. The term "Direct Expenses" shall be
               -----------------------
determined as if the Project were one hundred percent (100%) occupied and shall mean the following:

               A. All costs and expenses paid or incurred by Landlord in doing the following (including payments to independent contractors providing services related to the performance of the following): (i) maintaining, cleaning, repairing and resurfacing the roof (including repair of leaks) and the exterior surfaces (including painting) of all buildings located on the Project and maintaining and repairing the structural components of the Building; (ii) maintenance of the liability, fire, property damage and any other insurance covering the Project carried by Landlord pursuant to Section 9.2 or otherwise (including the prepayment of premiums for coverage of up to one year); (iii) maintaining, repairing, operating and replacing when necessary HVAC equipment, utility facilities and other building service equipment; (iv) providing utilities to the Project (including lighting, trash removal and water for landscaping irrigation); (v) complying with all applicable Laws and Private Restrictions; (vi) operating, maintaining, repairing, cleaning, painting, restriping and resurfacing the Common Area; (vii) replacement or installation of lighting fixtures, directional or other signs and signals, irrigation systems, trees, shrubs, ground cover and other plant materials, and all landscaping in the Common Area; (viii) providing the utilities and services described on Exhibit E other than those which are described therein as being separately
---------
chargeable to Tenant; and (ix) providing security, if any;

               B.   The following costs: (i) Real Property Taxes as defined in
Section 8.3; (ii) the amount of any deductible paid by Landlord under any insurance maintained by Landlord; (iii) the cost to repair damage caused by an Uninsured Peril up to a maximum amount in any twelve (12) month period equal to four percent (4%) of the replacement cost of the Project; and (iv) that portion of all compensation (including benefits and premiums for workers' compensation and other insurance) paid to or on behalf of employees of Landlord but only to the extent they are involved in the performance of the work described by Sections 8.2A or 8.2D that is fairly allocable to the Project;

               C. Fees for management services rendered by either Landlord or a third party manager engaged by Landlord (which may be a party affiliated with Landlord); and

               D. All additional costs and expenses incurred by Landlord with respect to the operation, protection, maintenance, repair and replacement of the Project which would be considered a current expense (and not a capital expenditure but subject to Tenant's obligations under Section 5.4) pursuant to generally accepted accounting principles; provided, however, that Direct Expenses shall not include any of the following: (i) debt payments on any loans affecting the Project; (ii) depreciation of any buildings or any major systems of building service equipment within the Project; (iii) leasing commissions; and
(iv) the cost of tenant improvements installed for the exclusive use of other tenants of the Project.

          8.3  Real Property Taxes. The term "Real Property Taxes" shall mean
               -------------------
all taxes, assessments, levies, and other charges of any kind or nature whatsoever, general and special, foreseen end unforeseen (including all installments of principal and interest required to pay any existing or future general or special assessments for public improvements, services or benefits, and any increases resulting from reassessments resulting from a change in ownership, new construction, or any other cause), now or hereafter imposed by any governmental or quasi-governmental authority or special district having the direct or indirect power to tax or levy assessments, which are levied or assessed against, or with respect to the value, occupancy or use of all or any portion of the Project (as now constructed or as may at any time hereafter be constructed, altered or otherwise changed) or Landlord's interest therein, the fixtures, equipment and other property of Landlord, real or personal, that are an integral part of and located on the Project, the gross receipts, income, or rentals from the Project, or the use of parking areas, public utilities, or energy within the Project, or Landlord's business of leasing the Project. If at any time during the Lease Term the method of taxation or assessment of the Project prevailing as of the Effective Date shall be altered so that in lieu of or in addition to any Real Property Taxes described above there shall be levied, assessed or imposed (whether by reason of a change in the method of taxation or assessment, creation of a new tax or charge, or any other cause) an alternate or additional tax or charge (i) on the value, use or occupancy of the Project or Landlord's interest therein, or (ii) on or measured by the gross receipts, income or rentals from the Project, on Landlord's business of leasing the Project, or computed in any manner with respect to the operation of the Project, then any such tax or charge, however designated, shall be included within the meaning of the term "Real Property Taxes" for purposes of this Lease. If any Real Property Tax is based upon property or rents unrelated to the Project, then only that part of such Real Property Taxes that is fairly allocable to the Project shall be included within the meaning of the term "Real Property Taxes". Notwithstanding the foregoing the term "Real Property Taxes" shall not include estate, inheritance, transfer, gift or franchise taxes of Landlord or the federal or state net income tax imposed on Landlord's income from all sources. "Real Property Taxes" shall also include any costs and expenses incurred by Landlord in connection with appealing and/or contesting any Real Property Taxes.

                                   ARTICLE 9
                                   ---------

                                   INSURANCE
                                   ---------

          9.1  Tenant's Insurance. Tenant shall maintain insurance complying
               ------------------
with all of the following:


               A. Tenant shall procure, pay for and keep in full force and effect the following:

                    (1) Commercial general liability insurance, including property damage, against liability for personal injury, bodily injury, death and damage to property occurring in or about, or resulting from an occurrence in or about, the Premises with combined single limit coverage of not less than the amount of Tenant's Liability Insurance Minimum specified in Section Q of the Summary, which insurance shall
                               ---------
          contain a "contractual liability" endorsement insuring Tenant's performance of Tenant's obligation to indemnify Landlord contained in
          Section 10.3;

                    (2) Fire and property damage insurance in so-called "all risk" form insuring Tenant's Trade Fixtures and Tenant's Alterations for the full actual replacement cost thereof; and

                    (3)  Such other insurance that from time to time is either
          (i) required by any Lender, or (ii) reasonably required by Landlord and customarily carried by tenants of similar property in similar businesses in the vicinity of the Project.

               B. Each policy of insurance required to he carried by Tenant pursuant to this Section 9.1: (i) shall name Landlord and such other parties in interest as Landlord reasonably designates as additional insured; (ii) shall be primary insurance which provides that the insurer shall be liable for the full amount of the loss up to and including the total amount of liability set forth in the declarations without the right of contribution from any other insurance coverage of Landlord; (iii) shall be in a form satisfactory to Landlord; (iv) shall be carried with companies reasonably acceptable to Landlord and having a rating of A+, AAA or better in "Best's Insurance Guide;" (v) shall provide that such policy shall not be subject to cancellation, lapse or change except after at least thirty (30) days prior written notice to Landlord so long as such provision of thirty (30) days notice is reasonably obtainable, but in any event not less than ten (10) days prior written notice; (vi) shall not have a "deductible" in excess of such amount as is approved by Landlord; (vii) shall contain a cross liability endorsement; (viii) shall contain a "severability" clause; and (ix) shall be in such form and include such endorsements as may be required by any Lender or insurance advisor of Landlord. If Tenant has in full force and effect a blanket policy of liability insurance with the same coverage for the Premises as described above, as well as other coverage of other premises and properties of Tenant, or in which Tenant has some interest, such blanket insurance shall satisfy the requirements of this Section 9.1 provided such blanket insurance shall have a Landlord's protective liability endorsement attached thereto in a form acceptable to Landlord.

               C. A copy of each paid-up policy evidencing the insurance required to be carried by Tenant pursuant to this Section 9.1 (appropriately authenticated by the insurer) or a certificate of the insurer, certifying that such policy has been issued, providing the coverage required by this Section 9.1, and containing the provisions specified herein, shall be delivered to Landlord prior to the time Tenant or any of its Agents enters the Premises and upon renewal of such policies, but not less than five (5) days prior to the expiration of the term of such coverage. Landlord may, at any time, and from time to time, inspect and/or copy any and all insurance policies required to be procured by Tenant pursuant to this Section 9.1. If any Lender or insurance advisor reasonably determines at any time that the amount of coverage required for any policy of insurance Tenant is to obtain pursuant to this Section 9.1 is not adequate, then Tenant shall increase such coverage for such insurance to such amount as such Lender or insurance advisor reasonably deems adequate.

          9.2  Landlord's Insurance:
               --------------------

               A. Landlord shall maintain a policy or policies of fire and property damage insurance in so-called "all risk" form insuring Landlord (and such others as Landlord may designate) against loss of rents for a period of not less than twelve (12) months and from physical damage to the Project with coverage of not less than the full replacement cost thereof. Landlord may so insure the Project separately, or may insure the Project with other property owned by Landlord which Landlord elects to insure together under the same policy or policies. Such fire and property damage insurance (i) may be endorsed to cover loss caused by such additional perils against which Landlord may elect to insure, including, without limitation, earthquake and/or flood, and to provide such additional coverage as Landlord reasonably requires, and (ii) shall contain reasonable "deductibles" which, in the case of earthquake and flood insurance, may be up to fifteen percent (15%) of the replacement value of the property insured or such higher amount as is then commercially reasonable. Landlord shall not be required to cause such insurance to cover any Trade Fixtures or Tenants Alterations.

               B. Landlord may, at its election, maintain (i) a policy or policies of commercial general liability insurance insuring Landlord (and such others as are designated by Landlord) against liability for personal injury, bodily injury, death and damage to property occurring or resulting from an occurrence in, on or about the Project, with combined single limit coverage in such amount as Landlord from time to time determines is reasonably necessary for its protection, and/or (ii) such other forms of insurance as Landlord may desire to maintain with respect to the Project.

          9.3  Tenant's Obligation to Reimburse. The cost of all insurance
               --------------------------------
maintained by Landlord with respect to the Project shall be included as part of Direct Expenses, except that if Landlord's insurance rates for the Project are increased at any time during the Lease Term as a result of the nature of Tenant's use of the Premises, Tenant shall reimburse Landlord for the full amount of such increase within fifteen (15) days following receipt of a bill from Landlord therefor.

          9.4  Release and Waiver of Subrogation. Landlord and Tenant each
               ---------------------------------
hereby waives all rights of recovery against the other and the other's Agents on account of loss and damage occasioned to the property of such waiving party to the extent only that such loss or damage is required to be insured against under any "all risk" property insurance policies required by this Article 9; provided, however, that (i) the foregoing waiver shall not apply to the extent of Tenant's obligations to pay deductibles under any such policies and this Lease, and (ii) if any loss is due to the act, omission or negligence or willful misconduct of Tenant or its agents, employees, contractors, guests or invitees, Tenant's liability insurance shall be primary and shall cover all losses and damages prior to any other insurance hereunder. By this waiver it is the intent of the parties that neither Landlord nor Tenant shall be liable to any insurance company (by way of subrogation or otherwise) insuring the other party for any loss or damage insured against under any "all-risk" property insurance policies required by this Article 9, even though such loss or damage might be occasioned by the negligence of such party or its Agents. The provisions of this Section
9.4 shall not limit the indemnification, hold harmless and/or defense provisions elsewhere contained in this Lease.

                                   ARTICLE 10
                                   ----------

                            LIMITATION ON LANDLORD'S
                            ------------------------
                            LIABILITY AND INDEMNITY
                            -----------------------

     10.1 Limitation on Landlord's Liability. Landlord shall not be liable to
          ----------------------------------
Tenant, nor shall Tenant be entitled to terminate this Lease or to any abatement of rent (except as expressly provided otherwise herein), for any injury to Tenant or Tenant's Agents, damage to the property of Tenant or Tenant's Agents, or loss to Tenants business resulting from any cause, including, without limitation, any of the following: (i) failure, interruption or installation of any HVAC or other utility system or service; (ii) failure to furnish or delay in furnishing any utilities or services when such failure or delay is caused by fire or other peril, the elements, labor disturbances of any character, or any other accidents or any other conditions; (iii) limitation, curtailment, rationing or restriction on the use of water or electricity, gas or any other form of energy or any services or utility serving the Project; (iv) vandalism or forcible entry by unauthorized persons or the criminal act of any person: or (v) penetration of water into or onto any portion of the Premises or the Building through roof leaks or otherwise. Notwithstanding the foregoing but subject to
Section 9.4 end Section 10.2, Landlord shall be liable for any such injury, damage or loss which is caused solely by Landlord's willful misconduct or gross negligence of which Landlord has actual notice and a reasonable opportunity to cure but which it fails to so cure; provided, however, notwithstanding anything contained in this Lease to the contrary, in no event shall Landlord be liable to Tenant for lost profits, consequential damages and/or incidental damages of any kind or nature.

     10.2 Limitation on Tenant's Recourse. If Landlord is a corporation, trust,
          -------------------------------
partnership, limited liability company, joint venture, unincorporated association or other form of business entity: (i) the obligations of Landlord shall not constitute personal obligations of the officers, directors, trustees, partners, joint venturers, members, managers, owners, stockholders, or other principals or representatives of such business entity, and (ii) Tenant shall not have recourse to the assets of such of officers, directors, trustees, partners, joint venturers, members, managers, owners, stockholders, principals or representatives except to the extent of their interest in the Project. Tenant hereby waives and releases the officers, directors, trustees, partners, joint venturers, members, managers, owners, stockholders, principals or representative from personal liability for the obligations of Landlord under this Lease, and Tenant shall have recourse only to the interest of Landlord in the Project for the satisfaction of the obligations of Landlord hereunder and shall not have recourse to any other assets of Landlord for the satisfaction of such obligations.

     10.3 Indemnification of Landlord. To the fullest extent permitted by law,
          ---------------------------
Tenant shall hold harmless, indemnify and defend Landlord, and its Agents, with competent counsel reasonably satisfactory to Landlord (and Landlord agrees to accept counsel that any insurer requires be used), from all liability, penalties, losses, damages, costs, expenses, causes of action, claims and/or judgments arising by reason of any death, bodily injury, personal injury or property damage resulting from (i) any cause or causes whatsoever (other than solely by the willful misconduct or gross negligence of Landlord of which Landlord has had notice and a reasonable time to cure, but which Landlord has failed to cure) occurring in or about or resulting from an occurrence in or about the Premises during the Lease Term, (ii) the negligence or willful misconduct of Tenant or its Agents, wherever the same may occur, or (iii) an Event of Tenant's Default. The provisions of this Section 10.3 shall survive the expiration or sooner termination of this Lease.

                                   ARTICLE 11
                                   ----------

                              DAMAGES TO PREMISES
                              -------------------


     11.1 Landlord's Duty to Restore. If the Premises are damaged by any peril
          --------------------------
after the Effective Date, Landlord shall restore the Premises unless the Lease is terminated by Landlord pursuant to Section 11.2 or by Tenant pursuant to
Section 11.3. All insurance proceeds available from the fire and property damage insurance carried by Landlord pursuant to Section 9.2 shall be paid to and become the property of Landlord. If this Lease is terminated pursuant to either
Section 11.2 or Section 11.3, then all insurance proceeds available from insurance carried by Tenant which covers loss to property that is Landlord's property or would become Landlord's property on expiration or termination of this Lease shall be paid to and become the property of Landlord. If this Lease is not so terminated then upon receipt of the insurance proceeds (if the loss is covered by insurance) and the issuance of all necessary governmental permits, Landlord shall commence and diligently prosecute to completion the restoration of the Premises, to the extent then allowed by Law, to substantially the same condition in which the Premises were immediately prior to such damage. Landlord's obligation to restore shall be limited to the Premises and interior improvements constructed by Landlord as they existed as of the Commencement Date, excluding any Tenant's Alterations, Trade Fixtures and/or personal property constructed or installed by Tenant in the Premises. Tenant shall forthwith replace or fully repair all Tenant's Alterations end Trade Fixtures installed by Tenant and existing at the time of such damage or destruction, and all insurance proceeds received by Tenant from the insurance carried by it pursuant to Section 9.1A(2) shall be used for such purpose.

     11.2 Landlord's Right to Terminate. Landlord shall have the right to
          -----------------------------
terminate this Lease in the event any of the following occurs, which right may be exercised by delivery to Tenant of a written notice of election to terminate within forty-five (45) days after the date of such damage:

          A. The Project is damaged by an Insured Peril to such an extent that the estimated cost to restore exceeds ten percent (10%) of the then actual replacement cost thereof, or the Building in which the Premises is located is damaged to such an extent that the estimated cost to restore exceeds twenty-five percent (25%) of the then actual replacement cost thereof;

          B. Either the Project or the Building is damaged by an Uninsured Peril to such an event that the estimated cost to restore exceeds two percent (2%) of the then actual replacement cost of the Building;

          C. The Premises are damaged by any peril within twelve (12) months of the last day of the Lease Term to such an extent that the estimated cost to restore equals or exceeds an amount equal to six (6) times the Base Monthly Rent then due; or

          D. Either the Project or the Building is damaged by any peril and, because of the Laws then in force, (i) cannot be restored at reasonable cost to substantially the same condition in which it was prior to such damage, or (ii) cannot be used for the same use being made thereof before such damage if restored as required by this Article.

          E. As used herein, the following terms shall have the following meanings: (i) the term "Insured Peril" shall mean a peril actually insured against for which the insurance proceeds actually received by Landlord (and which are not required to be paid to any Lender) are sufficient (except for any "deductible" amount specified by such insurance) to restore the Project under then existing Laws to the condition existing immediately prior to the damage; and (ii) the term "Uninsured Peril" shall mean any peril which is not an Insured Peril. Notwithstanding the foregoing, if the "deductible" for earthquake or flood insurance exceeds two percent (2%) of the replacement cost of the improvements insured, such peril shall, at Landlord's election, be deemed an "Uninsured Peril" for purposes of this Lease.

     11.3 Tenant's Right to Terminate. If the Premises are damaged by any peril
          ---------------------------
and Landlord does not elect to terminate this Lease or is not entitled to terminate this Lease pursuant to Section 11.2, then as soon as reasonably practicable, Landlord shall furnish Tenant with the written opinion of landlord's architect or construction consultant as to when the restoration work required of Landlord may be completed. Tenant shall have the right to terminate this Lease in the event any of the following occurs, which right may be exercised only by delivery to Landlord of a written notice of election to terminate within seven (7) days after Tenant receives from Landlord the estimate of the time needed to complete such restoration.

          A. The Premises are damaged by any peril and, in the reasonable opinion of Landlord's architect or construction consultant, the restoration of the Premises cannot be substantially completed within two hundred seventy (270) days after the date of such damage; or

          B. The Premises are damaged by any peril within twelve (12) months of the last day of the Lease Term and, in the reasonable opinion of Landlord's architect or construction consultant, the restoration of the Premises cannot be substantially completed within ninety (90) days after the date of such damage and such damage renders unusable more than thirty percent (30%) of the Premises.

     11.4 Abatement of Rent. In the event of damage to the Premises which does
          -----------------
not result in the termination of this Lease, the Base Monthly Rent and Tenant's Share of Direct Expenses shall be temporarily abated during the period of restoration in proportion to the degree to which Tenant's use of the Premises is impaired by such damage, but in no event shall such abatement exceed the rental interruption insurance proceeds actually received by Landlord. Tenant shall not be entitled to any compensation or damages from Landlord for loss of Tenant's business or property or for any inconvenience or annoyance caused by such damage or restoration. Tenant hereby waives the provisions of California Civil Code Sections 1932(2) and 1933(4) and the provisions of any similar law hereinafter enacted.

                                   ARTICLE 12
                                   ----------

                                  CONDEMNATION
                                  ------------

     12.1 Total Taking, Premises. If title to the Premises or so much thereof is
          ----------------------
taken for any public or quasi-public use under any statute or by right of eminent domain so that reconstruction of the Premises will not result in the Premises being reasonably suitable for Tenant's continued occupancy for the uses and purposes permitted by this Lease, this Lease shall terminate as of the date possession of the Premises or part thereof is so taken.

     12.2 Partial Taking, Project. If title to ten percent (10%) of more of the
          -----------------------
Project is taken for any public or quasi-public use under any statute or by right of eminent domain, Landlord shall have the right to terminate this Lease as of the date possession of such portion of the Project is so taken by providing Tenant with written notice thereof no less than sixty (60) days prior to possession being so taken.

     12.3 Partial Taking, Premises. If any part of the Premises is taken for any
          ------------------------
public or quasi-public use under any statute or by right of eminent domain and the remaining part is reasonably suitable for Tenant's continued occupancy for the uses permitted by this Lease, this Lease shall, as to the part so taken, terminate as of the date possession of such part of the Premises is taken and Base Monthly Rent shall be reduced in the same proportion that the floor area of the portion of the Premises so taken (less any addition thereto by reason of any reconstruction) bears to the original floor area of the Premises, as reasonably determined by Landlord. Landlord shall, at its own cost and expense, make all necessary repairs and alterations to the Premises so as to make the portion of the Premises not taken a complete architectural unit. Such work shall not, however, exceed the scope of the work done by Landlord in originally constructing the Premises. If severance damages from the condemning authority are not available to Landlord in sufficient amounts to permit such restoration, Landlord may terminate this Lease upon written notice to Tenant. Base Monthly Rent due and payable hereunder shall be temporarily abated during such restoration period in proportion to the degree to which there is substantial interference with Tenant's use of the Premises, as reasonably determined by Landlord. Each party hereby waives the provisions of Sections 1265.130 of the California Code of Civil Procedure and any present or future law allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Building or the Premises.

     12.4 No Apportionment of Award. No award for any partial or total taking
          -------------------------
shall be apportioned, it being agreed and understood that Landlord shall be entitled to the entire award for any partial or entire taking. Tenant assigns to Landlord its interest in any award which may be made in such taking or condemnation, together with any and all rights of Tenant arising in or to the same or any part thereof. Nothing contained herein shall be deemed to give Landlord any interest in or require Tenant to assign to Landlord any separate award made to Tenant for the taking of Tenant's Trade Fixtures, for the interruption of Tenant's business or its moving costs, or for the loss of goodwill.

     12.5 Temporary Taking. No temporary taking of the Premises (which for
          ----------------
purposes hereof shall mean a taking of all or any part of the Premises for one hundred eighty (180) days or less) shall terminate this Lease or give Tenant any right to abatement or reduction in Rent. Any award made to Tenant by reason of such temporary taking shall belong entirely to Tenant and Landlord shall not be entitled to share therein. Each party agrees to execute and deliver to the other all instruments that may be required to effectuate the provisions of this
Section 12.5.

     12.6 Sale Under Threat of Condemnation. A sale made in good faith to any
          ---------------------------------
authority having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending, shall be deemed a taking under the power of eminent domain for all purposes of this Article 12.

                                   ARTICLE 13
                                   ----------

                              DEFAULT AND REMEDIES
                              --------------------

     13.1 Events of Tenant's Default. Tenant shall be in default of its
          --------------------------
obligations under this Lease if any of the following events occurs (an "Event of Tenant's Default"):

          A. Tenant shall have failed to pay any Rent when due, and such failure is not cured within three (3) days after delivery of written notice from Landlord or Landlord's counsel specifying such failure to pay; or

          B. Tenant shall have failed to perform any term, covenant, or condition of this Lease except those requiring the payment of Rent, and Tenant shall have failed to cure such breach within thirty (30) days after written notice from

Landlord specifying the nature of such breach where such breach could reasonably be cured within said thirty (30) day period, or if such breach could not be reasonably cured within said thirty (30) day period, Tenant shall have failed to commence such cure within said thirty (30) day period and thereafter continue with due diligence to prosecute such cure to completion within such time period as is reasonably needed but not to exceed ninety (90) days from the date of Landlord's notice; or

      C. Tenant shall have sublet the Premises or assigned its interest in the Lease in violation of the provisions contained in Article 14; or

      D. Tenant shall have abandoned the Premises or left the Premises substantially vacant; or

      E. The occurrence of the following: (i) the making by Tenant of any general arrangements or assignments for the benefit of creditors: (ii) Tenant becomes a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or (iv) the attachment execution or other judicical seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this Section 13.lE is contrary to any applicable Law, such provision shall be of no force or effect;

      F Tenant shall have failed to deliver documents required of it pursuant to Section 4.9, SectIon 15.4 or Section 15.6 within the time periods specified therein; or

      G. Chronic delinquency by Tenant in the payment of any Rent. For purposes of this Lease, "Chronic delinquency" shall mean failure by Tenant to pay within five (5) days of the due date any Rent for any three (3) months (consecutive or non-consecutive) during any twelve (12) month period during the Lease Term. This section shall in no way limit, nor be construed as a waiver of the rights and remedies of Landlord provided hereunder or by law in the event of even one (1) instance of delinquency in the payment of Rent by Tenant. In the event of chronic delinquency, at Landlord's option, Landlord shall have the right, in addition to all other rights under this Lease and at law, to require that all Rent be paid by Tenant on a quarterly basis, in advance. In addition, the occurrence of a chronic delinquency shall automatically void any options granted to Tenant under this Lease.

   13.2   Landlord's Remedies. If an Event of Tenant's Default occurs, Landlord
          -------------------
shall have the following remedies, in addition to all other rights and remedies provided by any Law or otherwise provided in this Lease, to which Landlord may resort to cumulatively or in the alternative:

      A. Landlord may keep this Lease in effect and enforce by an action at law or in equity all of its rights and remedies under this Lease, including (i) the right to recover the rent and other sums as they become due by appropriate legal action, (ii) the right to make payments required of Tenant or perform Tenant's obligations and be reimbursed by Tenant for the cost thereof with interest at the Agreed Interest Rate from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant, and (iii) the remedies of injunctive relief and specific performance to compel Tenant to perform its obligations under this Lease. Notwithstanding anything contained in this Lease, in the event of a breach of an obligation by Tenant which results in a condition which poses an imminent danger to safety of persons or damage to property, an unsightly condition visible from the exterior of the Building, or a threat to insurance coverage, then if Tenant does not cure such breach within three (3) days after delivery to it of written notice from Landlord identifying the breach, Landlord may cure the breach of Tenant and be reimbursed by Tenant for the cost thereof with interest at the Agreed Interest Rate from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant.

      B. Landlord may enter the Premises and re-lease them to third parties for Tenant's account for any period, whether shorter or longer than the remaining Lease Term. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in releasing the Premises, including, without limitation, brokers' commissions, expenses of altering and preparing the Premises required by the releasing. Tenant shall pay to Landlord the rent and other sums due under this Lease on the date the rent is due, less the rent and other sums Landlord received from any releasing. No act by Landlord allowed by this subparagraph shall terminate this Lease unless Landlord notices Tenant in writing that Landlord elects to terminate this Lease. Notwithstanding any releasing without termination, Landlord may later elect to terminate this Lease because of the default by Tenant.

      C. Landlord may terminate this Lease by giving Tenant written notice of termination, in which event this Lease shall terminate on the date set forth for termination in such notice. Any termination under this Section 13.2C shall not relieve Tenant from its obligation to pay sums then due Landlord or from any claim against Tenant for damages or rent previously accrued or then accruing. In no event shall any one or more of the following actions by Landlord, in the absence of a written election by Landlord to terminate this Lease, constitute a termination of this Lease: (i) appointment of a receiver or keeper in order to protect Landlord's interest hereunder; (ii) consent to any subletting of the Premises or assignment of this Lease by Tenant, whether pursuant to the provisions hereof or otherwise; or (iii) any other action by Landlord or Landlord's Agents intended to mitigate the adverse effects of any breach of this Lease by Tenant, including, without limitation, any action taken to maintain and preserve the Premises or any action taken to relet the Premises or any portions thereof to the event such action do not affect a termination of Tenant's right to possession of the Premises.

      D. In the event Tenant breaches this Lease and abandons the Premises, this Lease shall not terminate unless Landlord gives Tenant written notice of its election to so terminate this Lease. No act by or on behalf of Landlord intended to mitigate the adverse effect of such breach, including those described by
Section 13.2C, shall constitute a termination of Tenant's right to possession unless Landlord gives Tenant written notice of termination. Should Landlord not terminate this Lease by giving Tenant written notice, Landlord may enforce all its rights and remedies under this Lease and/or any Laws, including, without limitation, the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has right to sublet or assign, subject only to reasonable limitations). Tenant acknowledges and agrees that the express standards and conditions set forth in Article 14 below relating to assignments of this Lease and sublettings of the Premises are reasonable at the time this Lease is executed by Tenant.

      E. In the event Landlord terminates this Lease, Landlord shall be entitled, at Landlord's election, to damages in an amount as set forth in California Civil Code Section 1951.2 as in effect on the Effective Date. For purposes of computing damages pursuant to California Civil Code Section 1951.2,
(i) an interest rate equal to the Agreed Interest Rate shall be used where permitted, and (iii) the term "rent" includes Base Monthly Rent and Additional Rent. Such damages shall include, without limitation:

        (1) The worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided, computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%); and

        (2) Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which in the ordinary course of things would be likely to result therefrom, including the following: (i) expenses for cleaning, repairing or restoring the Premises; (ii) expenses for altering, remodeling or otherwise improving the Premises for the purpose of reletting, including installation of leasehold improvements (whether such installation be funded by a reduction of rent, direct payment or allowance to a new tenant, or otherwise); (iii) broker's fees, advertising costs and other expenses of reletting the Premises; (iv) costs of carrying the Premises, such as taxes, insurance premiums, utilities and security precautions; (v) expenses in retaking possession of the Premises; and (vi) attorney's fees and court costs incurred by Landlord in retaking possession of the Premises and in releasing the Premises or otherwise incurred as a result of Tenant's default.

         F. Nothing in this Section 13.2 shall limit Landlords's right to indemnification from Tenant as provided in Section 7.2 and Section 10.3. Any notice given by Landlord in order to satisfy the requirements of Section 13.1A or 13.lB above shall also satisfy the notice requirements of California Code of Civil Procedure Section 1161 regarding unlawful detainer proceedings.

     13.3    Waiver. One party's consent to or approval of any act by the other
             ------
party requiring the first party's consent or approval shall not be deemed to waive or render unnecessary the first party's consent to or approval of any subsequent similar act by the other party. The receipt by Landlord of any rent or payment with or without knowledge of the breach of any other provision hereof shall not be deemed a waiver of any such breach unless such waiver is in writing and signed by Landlord. No delay or omission in the exercise of any right or remedy accruing to either party upon any breach by the other party under this Lease shall impair such right or remedy or be construed as a waiver of any such breach theretofore or thereafter occurring. The waiver by either party of any breach of any provision of this Lease shall not be deemed to be a waiver of any subsequent breach of the same or of any other provisions herein contained.

     13.4    Limitation On Exercise of Rights. At any time that an Event of
             --------------------------------
Tenants Default has occurred and remains uncured, (i) it shall not be unreasonable for Landlord to deny or withhold any consent or approval requested of it by Tenant which Landlord would otherwise be obligated to give, and (ii) Tenant may not exercise any option to extend, right to terminate this Lease, or other right granted to it by this Lease which would otherwise be available to it.

     13.5    Waiver by Tenant of Certain Remedies. Tenant waives the provisions
             ------------------------------------
of Sections 1932(l), 1941 and 1942 of the California Civil Code and any similar or successor law regarding Tenant's right to terminate this Lease or to make repairs and deduct the expenses of such repairs from the rent due under this Lease. Tenant hereby waives any right of redemption or relief from forfeiture under the laws of the State of California, or under any other present or future law, including, without limitation, the provisions of Sections 1174 and 1179 of the California Code of Civil Procedure.

     13.6    Landlord's Default. Landlord shall not be deemed to be in default
             ------------------
in the performance of any obligation required to be performed by it hereunder unless and until it has failed to perform such obligation within thirty (30) days after receipt of written notice from Tenant to Landlord (and any Lender who have provided Tenant with notice) specifying the nature of such default; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are reasonably required for its performance, then Landlord shall not be deemed to be in default if is shall commence such performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion. Tenant expressly waives any right to terminate this Lease or to claim a constructive eviction by reason of any default by Landlord hereunder.

     13.7    Limitation of Actions Against Landlord. Any claim, demand or right
             --------------------------------------
of any kind by Tenant which is based upon or arises in connection with this Lease shall be barred unless Tenant commences an action thereon within six (6) months after the date that the act, omission, event or default upon which the claim, demand or right in question arises, has occurred.

                                   ARTICLE 14
                                   ----------

                           ASSIGNMENT AND SUBLETTING
                           -------------------------

     14.1    Transfer By Tenant. The following provisions shall apply to any
             ------------------
assignment, subletting or other transfer by Tenant or any subtenant or assignee or other successor in interest of the original Tenant (collectively referred to in this Section 14.1 as "Tenant"):

             A. Tenant shall not do any of the following (collectively referred to herein as a "Transfer"), whether voluntarily, involuntarily or by operation of law, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed (subject to Section 14.lB and Section 14.lC below): (i) sublet all or any part of the Premises or allow it to be sublet, occupied or used by any person or entity other than Tenant; or (ii) assign its interest in this Lease. In no event shall Tenant mortgage or encumber the Lease (or otherwise use the Lease as a security device) in any manner, or materially amend or modify an assignment, sublease or other transfer that has been previously approved by Landlord. Tenant shall reimburse Landlord for all reasonable costs and attorneys' fees incurred by Landlord in connection with the evaluation, processing and/or documentation of any requested Transfer, plus an amount equal to 5% of the Base Monthly Rent as a fee for Landlord's review whether or not Landlord's consent is granted. Landlord's reasonable costs shall include the cost of any review or investigation performed by Landlord or consultant acting on Landlord's behalf of (i) Hazardous Materials (as defined in Section 7.2E of this Lease) used, stored, released, or disposed of by the potential subtenant or assignee, and/or (ii) violations of Hazardous Materials Law (as defined in Section 7.2E of this lease) by Tenant or the proposed subtenant or assignee. Any Transfer so approved by Landlord shall not be effective until Tenant has delivered to Landlord an executed counterpart of the document evidencing the Transfer which (i) is in a form reasonably approved by Landlord, (ii) contains the same terms and conditions as stated in Tenant's notice given to Landlord pursuant to Section 14.lB, and (iii) in the case of an assignment of the Lease, contains the agreement of the proposed transferee to assume all obligations of Tenant under this Lease arising after the effective date of such Transfer and to remain jointly and severally liable therefor with Tenant. Any attempted Transfer without Landlord's consent shall constitute an Event of Tenant's Default and shall be voidable at Landlord's option. Landlord's consent to any one Transfer shall not constitute a waiver of the provisions of this Section 14.1 as to any subsequent Transfer or a consent to any subsequent Transfer. No Transfer, even with the consent of Landlord, shall relieve Tenant of its personal and primary obligation to pay the rent and to perform all of the other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any perform shall not be deemed to be a waiver by Landlord of any provision of this Lease nor to be a consent to any Transfer.

                B. At least thirty (30) days before a proposed Transfer is to become effective, Tenant shall give Landlord written notice of the proposed terms of such Transfer and request Landlord's approval, which notice shall include the following: (i) the name and legal composition of the proposed transferee; (ii) a current financial statement of the transferee, financial statements of the transferee covering the preceding three (3) years if the same exist, and (if available) an audited financial statement of the transferee for a period ending not more than one year prior to the proposed effective date of the Transfer, all of which statements are prepared in accordance with generally accepted accounting principles; (iii) the nature of the proposed transferee's business to be carried out in the Premises; (iv) all consideration to be given on account of the Transfer; (v) a current financial statement of Tenant; and
(vi) an accurately filled out response to Landlord's then-standard Hazardous Materials Questionnaire, if any. Tenant shall provide to Landlord such other information as may be reasonably requested by Landlord within seven (7) days after Landlord's receipt of such notice from Tenant. Landlord shall respond in writing to Tenant's request for Landlord's consent to a Transfer within the later of (i) fifteen (15) business days of receipt of such request together with the required accompanying documentation, or (ii) seven (7) days after Landlord's receipt of all information which Landlord reasonably requests within seven (7) days after it receives Tenant's first notice regarding the Transfer in question. If Landlord fails to respond in writing within said period, Landlord will be deemed to have withheld its consent to such Transfer, provided that if Tenant specifically requests from Landlord, within five (5) days following the expiration of said period a statement of reasons for withholding consent, Landlord shall have thirty (30) days following such request within which to provide Tenant with a written statement of its reasonable objections to the Transfer in question (and, if Landlord fails to provide such statement to Tenant within such thirty (30) day, then Landlord shall be deemed to have consented to the Transfer in question). Tenant shall immediately notify Landlord of any material modification to the proposed terms of such Transfer.

     Tenant agrees, by way of example and without limitation, that its shall not be unreasonable for Landlord to withhold its consent to a proposed Transfer if any of the following situations exist or may exist:

                        (1) Landlord determines that the proposed assignee's or sublessee's use of the Premises conflicts with Article 4 above, presents an unacceptable risk, as determined by Landlord, under
          Section 7.2 above, or conflicts with any other provision under this Lease;

                        (2) Landlord determines that the proposed assignee or sublessee is not financially responsible as Tenant as of the date of Tenant's request for consent or as of the effective date of such proposed assignment or subletting;

                        (3) Landlord determines that the proposed assignee or sublessee lacks sufficient business reputation or experience to conduct on the Premises a business of a type and quality equal to that conducted by Tenant;

                        (4) Landlord determines that the proposed assignment or subletting would breach a covenant, condition or restriction in some other lease, financing agreement or other agreement relating to the Project, the Building, the Premises or this Lease;

                        (5) An Event of Tenant's Default (or any act or omission which, with the giving of notice or the passage of time, or both, would constitute an Event of Tenant's Default) has occurred and is continuing at the time of Tenant's request for Landlord's consent, or as of the effective date of such assignment or subletting;

                        (6) With respect to a proposed assignment, the consideration to be paid by the proposed assignee for such assignment is less than the fair market value thereof (as reasonably determined by Landlord), and, with respect to a proposed subletting, the rent to be paid by the proposed sublessee under the sublease is less than the fair market rental value of the Premises or the applicable portion thereof (as reasonably determined by Landlord);

                        (7) The proposed assignment or subletting would require alterations, additions or changes to the Premises not otherwise approved by Landlord pursuant to Section 5.2; or

                        (8) The proposed assignee's or sublessee's use of the Premises would place additional burdens on the Project and/or its operation, including, without limitation, the Common Area and the utilities.

                C. Notwithstanding anything contained in this Article 14 to the contrary, in the event that Tenant seeks to make any Transfer, Landlord shall have the right to terminate this Lease or, in the case of a sublease of less than all of the Premises, terminate this Lease as to that part of the Premises proposed to be so sublet, either (i) on the condition that the proposed transferee immediately enter into a direct lease of the Premises with Landlord (or, in the case of a partial sublease, a lease for the portion proposed to be so sublet) on the same terms and conditions contained in Tenant's notice, or
(ii) so that Landlord is thereafter free to lease the Premises (or, in the case of a partial sublease, the portion proposed to be so sublet) to whomever (including, without limitation, the proposed transferee) it pleases on whatever terms are acceptable to Landlord. In the event Landlord elects to so terminate this Lease, then (i) if such termination is conditioned upon the execution of a lease between Landlord and the proposed transferee, Tenant's obligations under this Lease shall not be terminated until such transferee executes a new lease with Landlord, enters into possession and commences the payment of rent, and
(ii) if Landlord elects simply to terminate this Lease (or, in the case of a partial sublease, terminate this Lease as to the portion to be so sublet), the Lease shall so terminate in its entirety (or as to the space to be so sublet) fifteen (15) days after Landlord has notified Tenant in writing of such election. Upon such termination, Tenant shall be released from any further obligation under this Lease if it is terminated in its entirety (or shall be released from any further obligation under the Lease with respect to the space proposed to be sublet in the case of a proposed partial sublease), except that the foregoing release shall not apply to, and Tenant shall not be released from,
(i) any obligations under this Lease accruing prior to such termination, (ii) any obligations under Section 15.2 below relating to the surrender of the Premises or such space proposed to be sublet, as applicable, and (iii) any obligations which, by their terms, are to survive the expiration or sooner termination of this Lease. In the case of a partial termination of the Lease, the Base Monthly Rent and Tenant's Share shall be reduced to an amount which bears the same relationship to the original amount thereof as the area of that part of the Premises which remains subject to the Lease bears to the original area of the Premises, all as reasonably determined by Landlord. Upon Landlord's request, Tenant shall execute a separate termination agreement evidencing any termination of this Lease pursuant to this Section 14.1C.

                D. If Landlord consents to a Transfer proposed by Tenant, Tenant may enter into such Transfer, and if Tenant does so, the following shall apply:

                        (1) Tenant shall not be released of its liability for the performance of all of its obligations under this Lease.

                        (2) If Tenant assigns its interest in this Lease, then Tenant shall pay to Landlord one hundred percent (100%) of all Transfer Consideration (as defined in Section 14.1D(5)) received by Tenant over and above (i) the assignee's agreement to assume the obligations of Tenant under this Lease, and (ii) all Permitted Transfer Costs related to such assignment. In the case of assignment, the amount of Transfer Consideration owed to Landlord shall be paid to Landlord on the same basis, whether periodic or in lump sum, that such Transfer Consideration is paid to Tenant by the assignee.

                        (3) If Tenant sublets any part of the Premises, then with respect to the space so subleased, Tenant shall pay to Landlord one hundred percent (100%) of the positive difference, if any, between
          (i) all Transfer Consideration paid by the subtenant to Tenant, less
          (ii) the sum of all Base Monthly Rent and Tenant's Share of Direct Expenses allocable to the space sublet and all Permitted Transfer Costs related to such sublease. Such amount shall be paid to Landlord on the same basis, whether periodic or in lump sum, that such Transfer Consideration is paid to Tenant by its subtenant. In calculating Landlord's share of any periodic payments, all Permitted Transfer Costs shall be first recovered by Tenant.

                        (4) Tenant's obligations under this Section 14.1D shall survive any Transfer, and Tenant's failure to perform its obligations hereunder shall be an Event of Tenant's Default. At the time Tenant makes any payment to Landlord required by this Section 14.1D, Tenant shall deliver to Landlord an itemized statement of the method by which the amount to which Landlord is entitled was calculated, certified by Tenant as true and correct. Landlord shall have the right at reasonable intervals to inspect Tenant's books and records relating to the payments due hereunder. Upon request therefor, Tenant shall deliver to Landlord copies of all bills, invoices or other documents upon which its calculations are based. Landlord may condition its approval of any Transfer upon obtaining a certification from both Tenant and the proposed transferee of all Transfer Consideration and other amounts that are to be paid to Tenant in connection with such Transfer.

                        (5) As used in this Section 14.1D, the term "Transfer Consideration" shall mean: any consideration of any kind received, or to be received, by Tenant as a result of the Transfer, if such sums are related to Tenant's interest in this Lease or in the Premises, including payments from or on behalf of the transferee (in excess of the book value thereof) for Tenant's assets, fixtures, leasehold improvements, inventory, accounts, goodwill, equipment, furniture, and general intangibles. As used in this Section 14.1D, the term "Permitted Transfer Costs" shall mean (i) all reasonable leasing commissions paid to third parties not affiliated with Tenant in order to obtain the Transfer in question, and (ii) all reasonable attorney's fees incurred by Tenant with respect to negotiating the Transfer in question.

                  E. The sale of all or substantially all of Tenant's assets (other than bulk sales in the ordinary course of business), any dissolution of Tenant, or, if Tenant is a corporation, an unincorporated association, a partnership or a limited liability company, the transfer, assignment and/or hypothecation of any stock or other interest in such corporation, association, partnership or limited liability company in the aggregate in excess of twenty-five percent (25%) during the Term (except for publicly traded shares of stock constituting a transfer of twenty-five percent (25%) or more in the aggregate, so long as no change in the controlling interests of Tenant occurs as a result thereof) shall be deemed an assignment within the meaning and provisions of this Article 14. As used in the Section 14.1E, the term "Tenant" shall mean Tenant and/or any person or entity that owns, directly or indirectly, in whole or in part, Tenant (e.g., a parent corporation of Tenant).

          14.2    Transfer By Landlord. Landlord and its successors in interest
                  --------------------
shall have the right to transfer their interest in this Lease, the Building and the Project at any time and to any person or entity. In the event of any such transfer, the Landlord originally named herein (and, in the case of any subsequent transfer, the transferor) from the date of such transfer, shall be automatically relieved, without any further act by any person or entity, of all liability for the performance of the obligations of the Landlord hereunder which may accrue after the date of such transfer. After the date of any such transfer, term "Landlord" as used herein shall mean the applicable transferee of such interest in the Premises.

                                   ARTICLE 15
                                   ----------

                               GENERAL PROVISIONS
                               ------------------

          15.1    Landlord's Right to Enter. Landlord and its Agents may enter
                  -------------------------
the Premises at any reasonable time after giving reasonable prior written or verbal notice to Tenant (except in the case of any emergency or regularly scheduled services, in which case no prior notice shall be required) for the purpose of: (i) inspecting the same; (ii) posting notices of non-responsibility;
(iii) supplying any service to be provided by Landlord to Tenant; (iv) showing the Premises to prospective purchasers, Lenders or tenants; (v) making necessary alterations, additions or repairs; (vi) performing Tenant's obligations when Tenant has failed to do so after written notice from Landlord; (vii) placing upon the Premises ordinary "for lease" signs or "for sale" signs; and (viii) responding to an emergency. Landlord shall have the right to use any and all means Landlord may deem necessary and proper to enter the Premises in an emergency. Any entry into the Premises obtained by Landlord in accordance with this Section 15.1 shall not be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive, of Tenant from the Premises. Tenant hereby waives any claims for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby.

          15.2    Surrender of the Premises. Upon the expiration or sooner
                  -------------------------
termination of this Lease, Tenant shall vacate and surrender the Premises to Landlord in the same condition as existed on the Commencement Date, except for
(i) reasonable wear and tear, (ii) damage caused by any casualty not caused by Tenant or Tenant's Agents or condemnation, and (iii) contamination by Hazardous Materials for which tenant is not responsible pursuant to Section 7.2A or
Section 7.2B. In this regard, normal wear and tear shall be construed to mean wear and tear caused to the Premises by the natural aging process which occurs in spite of prudent application of the best standards for maintenance, repair and janitorial practices, and does not include items of neglected or deferred maintenance. In any event, Tenant shall cause the following to be done prior to the expiration or the sooner termination of this Lease: (i) all interior walls shall be painted or cleaned so that they appear freshly painted; (ii) all non-carpeted floor coverings shall be cleaned and waxed; (iii) all carpets shall be cleaned and shampooed; (iv) all broken, marred, stained or nonconforming acoustical ceiling tiles shall be replaced; and (v) all windows shall be washed. If Landlord so requests, Tenant shall, prior to the expiration or sooner termination of this Lease, (i) remove any Tenant's Alterations which Tenant is required to remove pursuant to Section 5.2 and repair all damage caused by such removal, and (ii) return the Premises or any part thereof to its original configuration existing as of the time the Premises were delivered to Tenant. If the Premises are not so surrendered upon the expiration or sooner termination of this Lease, Tenant shall be liable to Landlord for all costs incurred by Landlord in returning the Premises to the required condition, plus interest on all costs incurred at the Agreed Interest Rate. Tenant shall indemnify Landlord against loss or liability resulting from delay by Tenant in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenant or losses to Landlord due to lose opportunities to lease to succeeding tenants.

          15.3    Holding Over. This Lease shall terminate without further
                  ------------
notice at the expiration of the Lease Term. Any holding over by Tenant after expiration of the Lease Term shall not constitute a renewal or extension of this Lease or give Tenant any rights in or to the Premises except as expressly provided in this Lease. Any holding over after such expiration with the written consent of Landlord shall be construed to be a tenancy from month to month on the same terms and conditions herein specified insofar as applicable except that Base Monthly Rent shall be increased to an amount equal to two hundred percent (200%) of the full unabated Base Monthly Rent payable during the last full calendar month of the Lease Term.

      15.4   Subordination.  The following provisions shall govern the
             -------------
relationship of this Lease to any Security Instrument:

             A. The Lease is subject and subordinate to all Security Instruments existing as of the Effective Date. However, if any Lender so requires, this Lease shall become prior and superior to any such Security Instrument.

             B. At LandLord's election, this Lease shall become subject and subordinate to any Security Instrument created after the Effective Date. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed so long as Tenant is not in default and performs all of its obligations under this Lease, unless this Lease is otherwise terminated pursuant to its terms.

             C. Tenant shall upon request execute and acknowledge any document or instrument reasonably required by any Lender to make this Lease either prior or subordinate to a Security Instrument, which may include such other matters as the Lender customarily requires in connection with such agreements, including provisions that the Lender not be liable for (i) the return of any security deposit unless the Lender receives it from Landlord, (ii) any defaults on the part of Landlord occurring prior to the time the Lender takes possession of the Project in connection with the enforcement of its Security Instrument, and/or (iii) completion of any improvements to the Premises or the Project agreed to or undertaken by Landlord. Tenant's failure to execute any such document or instrument within ten (10) days after written demand therefor shall constitute an Event of Tenant's Default. Tenant approves as reasonable the form of subordination agreement attached to this Lease as Exhibit
                                                                         -------
E; provided, however, the attachment of such form as an exhibit to this Lease
-
shall in no way limit the form of document or instrument that Landlord may request Tenant to execute and acknowledge pursuant to this Section 15.4C.

      15.5   Mortgage Protection and Attornment.  In the event of any default on
             ----------------------------------
the part of the Landlord, Tenant will use reasonable efforts to give notice by registered mail to any Lender whose name has been provided to Tenant and shall offer such Lender a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or judicial foreclosure or other appropriate legal proceedings, if such should prove necessary to effect a cure. Tenant shall attorn to any purchaser of the Premises at any foreclosure sale or private sale conducted pursuant to any Security Instrument encumbering the Premises, or to any grantee or transferee designated in any deed given in lieu of foreclosure.

       15.6  Estoppel Certificates and Financial Statements.  At all times
             ----------------------------------------------
during the Lease Term, Tenant agrees, following any request by Landlord, to execute and deliver to Landlord within (10) days following delivery of such request an estoppel certificate: (i) certifying that this Lease is unmodified and in full force and effect or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect, (ii) stating the date to which the Rent and other charges are paid in advance, if any, (iii) acknowledging that there are not any uncured defaults on the part of any party hereunder or, if there are uncured defaults, specifying the nature of such defaults, and (iv) certifying such other information about the status of the Lease and the Premises as may be required by Landlord. A failure to deliver an estoppel certificate within ten (10) days after delivery of a request therefor shall be a conclusive admission that, as of the date of the request for such statement: (i) this Lease is unmodified except as may be represented by Landlord in said request and is in full force and effect, (ii) there are no uncured defaults in Landlord's performance, (iii) no rent has been paid more than thirty (30) days in advance, and (iv) the information regarding the status of this Lease, as represented by Landlord in said request, is true and correct. At any time during the Lease Term Tenant shall, upon ten (10) days' prior written notice from landlord, provide Tenant's most recent financial statement and financial statements covering the twenty-four (24) month period prior to the date of such most recent financial statement to any existing Lender or to any potential Lender or buyer of the Premises. Such statements shall be prepared in accordance with generally accepted accounting principles and shall be certified by Tenant's chief financial officer as true and correct in all material respects or, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant.

      15.7   Landlord's Consent.  Wherever Landlord's approval or consent is
             ------------------
required under this Lease before any action may be taken by Tenant, such approval or consent may be withheld or conditioned in Landlord's sole and absolute discretion unless a different standard is specifically provided for with respect to the required approval or consent in question.

      15.8   Notices.  Any notice required or desired to be given regarding
             -------
this Lease shall be in writing and may be given by personal delivery, by facsimile telecopy, by courier service, or by mail. A notice shall be deemed to have been given (i) on the third business day after mailing if such notice was deposited in the United States mail, certified or registered, postage prepaid, addressed to the party to be served at its Address for Notices specified in Section R or Section S of the Summary (as applicable), (ii) when delivered if
---------    ---------
given by personal delivery, and (iii) in all other cases when actually received at the party's Address for Notices. Either party may change its address by giving notice of the same in accordance with this Section 15.8, provided however, that any address to which notices may be sent must be a California address.

      15.9   Attorneys' Fees.  In the event either Landlord or Tenant shall
             ---------------
bring any action or legal proceeding or any appeal therefrom, for an alleged breach of any provision of this Lease, to recover rent, to terminate this Lease or otherwise to enforce, protect or establish any term or covenant of this Lease, the prevailing party shall be entitled to recover as a part of such action or proceeding, or in a separate action brought for that purpose, reasonable attorneys' fees, court costs, and experts' fees as may be fixed by the court.

      15.10  Authority.  If Tenant is a corporation (or partnership or limited
             ---------
liability company), each individual executing this Lease on behalf of Tenant represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of such corporation in accordance with the by-laws of such corporation (or partnership in accordance with the partnership agreement of such partnership or limited liability company in accordance with the operating agreement of such limited liability company) and that this Lease is binding upon such corporation (or partnership or limited liability company) in accordance with its terms. Each of the persons executing this Lease on behalf of a corporation, partnership or limited liability company does hereby covenant and warrant that the party for whom it is executing this Lease is a duly authorized and existing corporation, partnership or limited liability company, that such entity is qualified to do business in California, and that such entity has full right and authority to enter into this Lease.

      15.11  Miscellaneous.  Should any provision of this Lease prove to be
             -------------
invalid or illegal, such invalidity or illegality shall in no way affect, impair or invalidate any other provision hereof, and such remaining provisions shall remain in full force and effect. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor. The captions used in this Lease are for convenience only and shall not to be considered in the construction or interpretation of any provision hereof. Any executed copy of this Lease shall be deemed an original for all purposes. This Lease shall, subject to the provisions regarding assignment, apply to and bind the respective heirs, successors, executors, administrators and assigns of Landlord and Tenant. "Party" shall mean Landlord or Tenant, as the context implies. If Tenant consists of more than one person or entity, then all persons or entities so comprising Tenant shall be jointly and severally liable hereunder. This Lease shall be construed and enforced in accordance with the laws of the State of California. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning, and not strictly for or against either Landlord or Tenant. When the context of this Lease requires, the neuter gender includes the masculine, the feminine, a partnership or corporation or joint venture, and the singular includes the plural. The terms "shall", "will" and "agree" are mandatory. The term "may" is permissive. When a party is required to do something by this Lease, it shall do so at its sole cost and expense without right of reimbursement from the other party unless a provision of this Lease expressly requires reimbursement. Landlord and Tenant agree that (i) the gross leasable area of the Premises includes any atriums, depressed loading docks, covered entrances or egresses, and covered loading areas, (ii) each has had an opportunity to determine to its satisfaction the actual area of the Project and the Premises, (iii) all measurements of area contained in this Lease are conclusively agreed to be correct and binding upon the parties, even if a subsequent measurement of any one of these areas determines that it is more or less than the amount of area reflected in this Lease, determination that the area is more or less than shown in this Lease shall not result in a change in any of the computations of rent, improvement allowances, or other matters described in this Lease where area is a factor. Where a party hereto is obligated not to perform any act, such party is also obligated to restrain any others within its control from performing said act, including the Agents of such party. Landlord shall not become or be deemed a partner or a joint venturer with Tenant by reason of the provisions of this Lease.

      15.12  Termination by Exercise Right.  If this Lease is terminated
             -----------------------------
pursuant to its terms by the proper exercise of a right to terminate specifically granted to Landlord or Tenant by this Lease, then this Lease shall terminate thirty (30) days after the date the right to terminate is properly exercised (unless another date is specified in that part of the Lease creating the right, in which event the date so specified for termination shall prevail), the rent and all other charges due hereunder shall be prorated as of the date of termination, and neither Landlord nor Tenant shall have any further rights or obligations under this Lease except for those that have accrued prior to the date of termination or those obligations which this Lease specifically provides are to survive the expiration or sooner termination of this Lease. This Section
15.12 does not apply to a termination of this Lease by Landlord as a result of an Event of Tenant's Default.

      15.13  Brokerage Commissions.  Each party hereto (i) represents and
             ---------------------
warrants to the other that it has not had any dealings with any real estate brokers, leasing agents or salesmen, or incurred any obligations for the payment of real estate brokerage commissions or finder's fees which would be earned or due and payable by reason of the execution of this Lease, other than to the Retained Real Estate Brokers described in Section T of the Summary (and then
                                          ---------
only to the extent set forth in such separate agreement), and (ii) agrees to indemnify, defend, and hold harmless the other party from any claim for any such commission or fees which allegedly result from the actions of the indemnifying party. Landlord shall be responsible for the payment of any commission owed to the Retained Real Estate Brokers if, and only to the extent, there is a separate written commission agreement between Landlord and the Retained Real Estate Brokers for the payment of a commission as a result of the execution of this Lease by Tenant. The indemnity, defense and hold harmless obligations under this
Section 15.13 shall survive the expiration or sooner termination of this Lease.

      15.14  Force Majeure.  Any prevention, delay or stoppage due to strikes,
             -------------
lock-outs, inclement weather, labor disputes, inability to obtain labor, materials, fuels or reasonable substitutes therefor, governmental restrictions, regulations, controls, action or inaction, civil commotion, fire or other acts of God, and other causes beyond the reasonable control of the party obligated to perform (except financial inability) shall excuse the performance, for a period equal to the period of any said prevention, delay or stoppage, of any obligation hereunder except the obligation of Tenant to pay rent or any other sums due hereunder.

      15.15  Entire Agreement.  This Lease constitutes the entire agreement
             ----------------
between the parties, and there are no binding agreements or representations between the parties except as expressed herein. Tenant acknowledges that neither Landlord nor Landlord's Agents has made any legally binding representation or warranty as to any matter except those expressly set forth herein, including any warranty as to (i) whether the Premises may be used for Tenant's intended use under existing Laws, (ii) the suitability of the Premises or the Project for the conduct of Tenant's business, or (iii) the condition of any improvements. There are no oral agreements between Landlord and Tenant affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between Landlord and Tenant or displayed by Landlord to Tenant with respect to the subject matter of this Lease. This instrument shall not be legally binding until it is executed by both Landlord and Tenant. No subsequent change or addition to this Lease shall be binding unless in writing and signed by Landlord and Tenant.

      16.16  JURY TRIAL WAIVER.  LANDLORD AND TENANT EACH ACKNOWLEDGES THAT IT
             -----------------
IS AWARE OF AND HAS HAD THE ADVICE OF COUNSEL OF ITS CHOICE WITH RESPECT TO ITS RIGHTS TO TRIAL BY JURY, AND EACH PARTY DOES HEREBY EXPRESSLY AND KNOWINGLY WAIVE AND RELEASE ALL SUCH RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY HERETO AGAINST THE OTHER (AND/OR AGAINST ITS OFFICERS, DIRECTORS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS, OR SUBSIDIARY OR AFFILIATED ENTITIES) ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE LEASE, TENANT'S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM OF INJURY OR DAMAGE.

LANDLORD'S INITIALS:  /s/ [ILLEGIBLE]    TENANT'S INITIALS:  /s/ McCarthy
                     -------------------                    -------------------

                                   ARTICLE 16

                                    WARRANTS

       16.   Warrants.  Concurrently herewith, Tenant grants to Landlord, or its
             --------
assigns, warrants to purchase up to sixty thousand (60,000) shares of common stock ("Warrants") of Tenant pursuant to the terms of that certain Stock Warrant Agreement ("Stock Warrant Agreement"), in the form attached hereto as Exhibit J.
                                                                      ---------
As a condition precedent to the effectiveness if this Lease, concurrently with the execution of this Lease, Tenant shall deliver to Landlord two (2) fully executed originals of the Stock Warrant Agreement and a corporate resolution of Tenant authorizing the grant and issuance to Landlord of the Warrants.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease with the intent to be legally bound thereby, to be effective as of the Effective Date.

LANDLORD:

BR3 PARTNERS
---------------------------------

By:    /s/ James C. Rees
   ------------------------------

       James C. Rees
---------------------------------
typed or printed name

Its:   Managing Partner
     ----------------------------

Dated: 10/31/00
      ---------------------------


TENANT:

Netflix.Com
---------------------------------
a      Delaware Corporation
  -------------------------------

By:    /s/ W. Barry McCarthy, Jr.
   ------------------------------

       Barry McCarthy
---------------------------------
typed or printed name

Title:  CFO
      ---------------------------

By: _____________________________

_________________________________
typed or printed name

Title:___________________________

Dated: __________________________

                                   EXHIBIT A
                                   ---------
                               PROJECT SITE PLAN

                                [To be attached]

                                  [SITE PLAN]

                                   EXHIBIT B
                                   ---------
                              DIAGRAM OF PREMISES

             [To be attached with Premises shown as cross-hatched]

                                    [DIAGRAM]

                                   EXHIBIT C
                                   ---------

                                  WORK LETTER
                                     (As-Is)

                           [INTENTIONALLY LEFT BLANK]
               Tenant to accept Premises in its "As-Is" condition;
         no Tenant Improvements of any kind being provided by Landlord.

                                   EXHIBIT D
                                   ---------

                         MEMORANDUM OF COMMENCEMENT DATE

                                     (As-Is)

                               Landlord:   ___________

                               Tenant:     ___________

                               Project:    ___________

                               Premises:   ___________

       In connection with that certain Office Lease dated _________, the undersigned hereby certify as follows:

       1. That the undersigned Tenant occupies the above-described Premises consisting of approximately ________ rentable square feet.

       2. That the Lease Term commenced (and the Commencement Date occurred) on _________, and, unless sooner terminated pursuant to the terms of said Office Lease, shall expire on __________.

       3. That Tenants obligation to pay Base Monthly Rent in the amount of $___________ commenced [or will commence] on __________.

       4. That a security deposit of $_______ has been paid by Tenant to Landlord.

       5. That the Premises has been accepted by Tenant in good and sanitary order, condition and repair in its present "as-is" condition.


LANDLORD                                   TENANT

___________________                        _____________________
___________________                        _____________________


By:________________                        By:__________________
Name:______________                        Name:________________
Its:_______________                        Its:_________________

                                   EXHIBIT E
                                   ---------

                            SUBORDINATION, NON-DISTURBANCE
                            AND ATTORNMENT AGREEMENT

       THIS AGREEMENT is entered into as of the _____ day of ____________, ____, by and between ___________________, a _______________ (the "Beneficiary"),
_______________, a ____________ (the "Tenant") and __________, a _______________
(the "Landlord").

                                   W I T N E S S E T H

       A. Tenant has entered into a certain lease dated ___________, ______ (the "Lease") with Landlord covering certain spaces (the "Premises") located in and upon the real property described in Schedule 1 attached hereto (the
                                        ----------
"Property");

       B. Beneficiary is the holder of a mortgage loan (the "Loan") to Landlord in the amount of ___________ Dollars ($___________) which is secured by a ______________ (the "Deed of Trust") covering the Property;

       C. The parties hereto desire expressly to confirm the subordination of the Lease to the lien of the Deed of Trust, it being a requirement by Beneficiary that the lien and charge of the Deed of Trust be unconditionally and at all times prior and superior to the leasehold interests and estates created by the Lease; and

       D. Tenant has requested that Beneficiary agree not to disturb Tenant's possessory rights in the Premises in the event Beneficiary should foreclose the Deed of Trust, provided that Tenant is not in default under the Lease and provided that Tenant attorns to Beneficiary or the purchaser at any foreclosure or Trustee's sale of the Property.

       NOW, THEREFORE, in consideration of the mutual covenants contained herein and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

       1. Notwithstanding anything to the contrary set forth in the Lease, the Lease and the leasehold estate created thereby and all of Tenant's rights thereunder shall be and shall at all times remain subject, subordinate to the Deed of Trust and the lien thereof and all rights of Beneficiary thereunder and to any and a11 renewals, modifications, consolidations, replacements and extensions thereof.

       2.    Tenant hereby declares, agrees and acknowledges that:

             A. Beneficiary would not have agreed to recognize the Lease without this Agreement; and

             B. Beneficiary, in making disbursements pursuant to the agreements evidencing and securing the Loan, is under no obligation or duty to oversee or direct the application of the proceeds of such disbursements and such proceeds may be used by Landlord for purposes other than improvement of the Premises.

       3. In the event of foreclosure of the Deed of Trust, or upon a sale of the Property pursuant to the Trustee's power of sale contained therein, or upon a transfer of the Property by deed in lieu of foreclosure, then so long as Tenant is not in default under any of the terms, covenants, or conditions of the Lease, the Lease shall continue in full force and effect as a direct lease between the succeeding owner of the Property and Tenant, upon and subject to all of the terms, covenants and conditions of the Lease for the balance of the term of the Lease. Tenant hereby agrees to attorn to and accept any such successor owner as landlord under the Lease, and to be bound by and perform all of the obligations imposed by the Lease and Beneficiary or any such successor owner of the Property will not disturb the possession of Tenant, and will be bound by all of the obligations imposed by the Lease upon the landlord thereunder; provided, however, that the Beneficiary, or any purchaser at a trustee's or sheriff's sale or any successor owner of the Property shall not be:

             A. liable for any act or omission of a prior landlord (including Landlord); or

             B. subject to any offsets or defenses which the Tenant might have against any prior landlord (including Landlord); or

             c. bound by any rent or additional rent which the Tenant might have paid in advance to any prior landlord (including Landlord) for a period in excess of one month; or

             D. bound by any agreement or modification of the Lease made without the written consent of the Beneficiary; or

             E. liable or responsible for or with respect to the retention, application and/or return to Tenant of any security deposit paid to any prior lessor (including Landlord), whether or not still held by such prior lessor, unless and until Beneficiary or such other purchaser has actually received for its own account as 1essor the full amount of such security deposit; or

             F. bound by or liable under any representations, warranties, covenants or indemnities made to Tenant by any prior landlord (including Landlord) regarding Hazardous Materials (as defined in the Lease); or

             G. obligated to construct the building in which the Premises are located or any improvements for Tenant's use.

       4. Upon the written request of Beneficiary at the time of a foreclosure, Trustee's sale or deed in lieu thereof or at any time thereafter, the parties agree to execute a lease of the Premises upon the same terms and conditions as the Lease between Landlord and Tenant, which lease shall cover any unexpired term of the Lease existing prior to such foreclosure, Trustee's sale or conveyance in lieu of foreclosure.

     5. Tenant agrees to give to Beneficiary, by registered mail, a copy of any notice or statement served upon Landlord. Tenant agrees not to exercise any rights of termination available by virtue of a default unless (i) Landlord shall have failed to cure such default, and (ii) following expiration of the applicable period under the Lease for cure Landlord of such default, Tenant shall have furnished to Beneficiary notice of Landlord's failure to cure such default, and afforded Beneficiary an additional thirty (30) days following receipt of such notice within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such thirty (30) days Beneficiary has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings if necessary to effect such cure), in which event such right, if any, as Tenant might otherwise have to terminate the Lease shall not be exercised while such remedies are being so diligently pursued.

     6. Landlord, as landlord under the lease and trustor under the Deed of Trust, agrees for itself and its heirs, successors, and assigns, that: (i) this Agreement does not constitute a waiver by Beneficiary of any of its rights under the Deed of Trust or in any way release Landlord from its obligation to comply with the terms, provisions, conditions, covenants, agreements and clauses of the Deed of Trust; and (ii) the provisions of the Deed of Trust remain in full force and effect and must be complied with by Landlord, if Beneficiary so requires.

     7. Tenant acknowledges that it has notice that the Lease and the rent and all other sums due thereunder have been assigned or are to be assigned to Beneficiary as security for the Loan secured by the Deed of Trust. In the event the Beneficiary notifies Tenant of a default under the Deed of Trust and demands that Tenant pay its rent and all other sums due under the Lease to the Beneficiary Tenant agrees that it will honor such demand and pay its rent and all other sums due under the Lease to the Beneficiary or as otherwise required pursuant to such notice.

     8. All notices hereunder shall be deemed to have been duly given if mailed by United States registered or certified mail with return receipt requested, postage prepaid, to Beneficiary at the following address (or at such other address as shall be given in writing by Beneficiary to the Tenant) and shall be deemed complete upon any such mailing:

        __________________________________
        __________________________________
        __________________________________
        __________________________________

        Attention:________________________

        with a copy
        to: _________________________________
            _________________________________
            _________________________________
            _________________________________

     9.  This agreement supersedes any inconsistent provisions of the Lease.

     10. This Agreement shall inure to the benefit of the parties hereto, their successors and permitted assigns; provided, however, that in the event of the assignment or transfer of the interest of Beneficiary, all obligations and liabilities of Beneficiary under this Agreement shall terminate, and thereupon all such obligations and liabilities shall be the responsibility of the party to whom Beneficiary's interest is assigned or transferred.

     11. Tenant agrees that this Agreement satisfies any condition or requirement in the Lease relating to the granting of a non-disturbance agreement.

     12. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

     IN WITNESS WHEREOF, the pirates have executed this Agreement on the date and year first set forth above.

"Beneficiary"                           "Landlord"
____________________________            ________________________________
a___________________________            a_______________________________

By: ________________________            By: ____________________________
Printed                                 Printed
Name: ______________________            Name: __________________________

Title: _____________________            Title: _________________________

"Tenant"
____________________________
a___________________________

By: ________________________

Printed
Name: ______________________

Title: _____________________

                                   EXHIBIT G
                                   ---------

                               RULES & REGULATIONS

        1. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed, or printed or affixed on or to any part of the outside or inside of the Building without the written consent of landlord first had and obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant.

        All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved of by Landlord.

        Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises; provided, however, that Landlord may furnish end install a Building standard window covering at all exterior windows. Tenant shall not without prior written consent of Landlord cause or otherwise sunscreen any window.

        2. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by any of the tenants or used by them for any purpose other than for ingress and egress from their respective Premises.

        3. Tenant shall not alter any lock or install any new or additional locks or any bolts on any doors or windows of the Premises.

        4. Tenant shall not allow any chairs with wheels or casters to be used without a carpet protector or chairmat. Failure to follow this requirement which results in carpet damage will result in Tenant being charged for replacement of the carpet.

        5. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by Tenant who, or whose employees or invitees shall have caused it,

        6. Tenant ahall not overload the floor of the Premises or in any way deface the Premises or any part thereof.

        7. No furniture, freight or equipment of any kind shall be brought in the Building without the prior notice to Landlord and all moving of the same into or out of the Building shall he done in such manner as Landlord shall designate. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Building and also the times and manner of moving the same in and out of the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary by properly distribute the weight. Landlord would not be responsible for loss of or damage to any such safe or property from any cause and all damage done to the Building by movmg or maintaining any such safe or other property shall be repaired at the expense of Tenant.

        8. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason or noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought in or kept in or about the Premises or the Building.

        9. No cooking, except by microwave oven, shall be done or permitted by any Tenant on the Premises, nor shall the Premises be used for the storage of merchandise, for washing clothes, for lodging, or for any improper, objectionable or immoral purposes.

        10. Tenant shall not use or keep in the Premises of the Building any kerosene, gasoline, or inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by Landlord.

        11. Landlord will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires will be allowed without the consent of Landlord. The locations of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of landlord.

        12. On Saturdays, Sundays, and legal holidays, and on other days between the hours of 6:00 PM and 8:00 AM the following day, access to the Building, or to the halls, corridors, elevators or stairways in the Building, or to the Premises may be refused unless the person seeking excess is known to the person or employee of the Building in charge and has a pass or is properly identified. Landlord shall in no case be liable for damages for any error with regard to admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserve the right to prevent access to the Building during the continuance of the same by closing of the doors or otherwise, for the safety of the tenants and protection of property in the Building and the Building.

        13. Landlord reserves the right to exclude or expel from tbe Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

        14. No vending machine or machines of any description shall be installed, maintained or operated upon the Premises wthout the written consent of the Landlord.

        15. Landlord shall have the right, exercisable without notice and without liability to Tenant, to change the name end street address of the Building of which the Premises are a part.

        16. Tenant shall not disturb, solicit, or canvass any occupant of the Building and shall cooperate to prevent the same.

        17. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

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

     18. Landlord shall have the right to control and operate the public portions of the Building, and the public facilities, and heating and air conditioning, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally.

     19. All entrance doors in the Premises shall be left locked when the Premises are not in use, and all doors opening to public corridors shall be kept closed except for normal ingress and egress from the Premises.

     20. Landlord shall clean the Premises as provided in the Lease, and except with the written consent of Landlord, no person or persons other than those approved by Landlord will be permitted to enter the Building for such purposes. Tenant shall not cause unnecessary labor by reason of Tenant's carelessness and indifference in the preservation of good order and cleanliness. All cardboard boxes must be "broken down", and all styrofoam chips must be bagged or otherwise contained so as not to constitute a nuisance. Landlord shall have no responsibility whatsoever for the theft of or damage to any property of Tenant or its employees resulting from any acts or omissions of janitorial personnel, and Tenant hereby waives any and all claims against Landlord therefor.

     21. Landlord reserves the right to amend or supplement the foregoing Rules and Regulations and to adopt and promulgate additional rules and regulations applicable to the Project, the Building and/or the Premises.

     22. Neither Landlord nor Landlord's Agents or any other person or entity shall be responsible to Tenant or to any other person for the violation of these or other Rules and regulations by any other tenant or other person. Tenant shall be deemed to have read these Rules and Regulations and to have agreed to abide by them as a condition precedent, waivable only by Landlord, to Tenant's occupancy of the Premises.

     23. Tenant shall be solely responsible for procuring and contracting directly for all water, gas, electricity, sewer service, waste pick-up, janitorial service, telephone and other telecommunications services and all other utilities and services necessary for Tenant's use and occupancy of the Premises, and landlord shall have no responsibility whatsoever to procure or provide any such utilities or services. Tenant shall pay, prior to delinquency, directly to the appropriate supplier thereof, all charges (including taxes) for all such utilities and services; provided, however, if any such utilities or services are not separately metered, then Landlord, at its election, may (a) periodically charge Tenant, as Additional Rent, a sum equal to Landlord's reasonable estimate of the cost of such utilities or services, or (b) install a separate meter (at Tenant's expense) to measure such utilities or services and periodically charge Tenant, as Additional Rent, a sum equal to the cost of Tenant's use of such utilities or services as measured by such separate meter. Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall rent be abated by reason of, any failure or interruption of any such utilities or services. No such failure or interruption shall be deemed an eviction, actual or constructive, of Tenant or entitle Tenant to terminate this Lease or withhold Rent due hereunder.

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

                                    EXHIBIT H
                       ACKNOWLEDGEMENT OF EARLY EXPIRATION

     The undersigned, NetFlix.com, as tenant ("Tenant"), pursuant to that certain Office Lease ("Lease") dated _____________, with BR3 Partners, as landlord ("Landlord"), hereby acknowledges receipt of written notice from Landlord that Landlord is exercising its right to cause the Lease to expire early, on October 31, 2003, pursuant to the terms of Section 4.9 of the Lease. Tenant shall vacate the Premises (as such term is defined in the Lease) on or before October 31, 2003, pursuant to the applicable provisions of the Lease. In the event that Tenant has not vacated the Premises by said date, Tenant acknowledges that it is required to pay, and it shall pay, holdover rent to Landlord at the rate of two hundred percent (200%) of the then Base Monthly Rent (as such term is defined in the Lease) pursuant to Section 15.3 of the Lease.

 Date: ___________________              Netflix.com


                                        By: _____________________________
                                        Name: ___________________________
                                        Its: _______________________


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

                                   EXHIBIT I
                                   ---------
                                    PARKING

              [To be attached with Parking shown as cross-hatched]

                              [MAP OF PARKING LOT]

                               University avenue

                                    EXHIBIT J
                            STOCK WARRANT AGREEMENT

                                 [see attached]

                                       1